Exhibit 99.T3C

Dated [__], 2016

LBI ehf.
as Issuer

and

Wilmington Trust (London) Limited as Trustee

and

Wilmington Trust, National Association, as U.S. Trustee

________________________________________________

Trust Deed

relating to LBI ehf. €[___]
Convertible Bonds due 2035

________________________________________________

Schedule 1 Bond Terms and Conditions

Schedule 2 Form of U.S. Global Certificate

Schedule 3 Form of Non-U.S. Global Certificate

Schedule 4 Form of U.S. Definitive Certificate

Schedule 5 Form of Non-U.S. Definitive Certificate

-i-

CROSS REFERENCE TABLE*

Trust Indenture Act Section	Trust Deed Section

310	(a)(1)	11.1
	(a)(2)	11.1
	(a)(3)	11.1
	(a)(4)	N.A.
	(a)(5)	11.1.3
	(b)	11.2; 11.5
	(c)	N.A.
311	(a)	11.8
	(b)	11.8
	(c)	N.A.
312	(a)	3.4
	(b)	13.3
	(c)	13.3
313	(a)	11.7
	(b)(1)	11.7
	(b)(2)	11.7
	(c)	11.7
	(d)	11.7
314	(a)	6.1.1
	(b)	N.A.
	(c)(1)	13.4
	(c)(2)	13.4
	(c)(3)	N.A.
	(d)	N.A.
	(e)	13.5
	(f)	N.A.
315	(a)	9.2.1
	(b)	11.6
	(c)	9.2.1
	(d)	9.2.1
	(e)	13.9
316	(a) (last sentence)	2.5
	(a)(1)(A)	13.6
	(a)(1)(B)	13.7
	(a)(2)	N.A.
	(b)	2.2
	(c)	13.11
317	(a)(1)	11.9
	(a)(2)	11.10
	(b)	13.10
318	(a)	14.7
N.A. means not applicable.

* This Cross Reference Table is not part of the Trust Deed.

i

THIS TRUST DEED is made on [___] 2016 between:

(1)	LBI ehf., a private limited company (Registered Number: 540291-2259) incorporated in the Republic of Iceland having its registered office at Álfheimar 74, 104 Reykjavík (the “Issuer”); and

(2)
Wilmington Trust (London) Limited, to be referred to henceforth as “Trustee,” which expression includes all Persons for the time being the trustee or trustees of this Trust Deed, other than the U.S. Trustee (as defined herein); and

(3)	Wilmington Trust, National Association, a national banking association formed under the laws of the United States of America, as “U.S. Trustee.”

WHEREAS:

(A)
The Issuer has authorised the issue of €[__] Convertible Bonds due 2035 (individually, a “Bond,” and collectively, the “Bonds”), pursuant to a Composition to be entered into between the Issuer and its creditors, under relevant provisions of Icelandic law.

(B)
The Trustee has agreed to act as co-trustee under this Trust Deed and the U.S. Trustee has agreed to act as institutional trustee, as defined under the TIA (as defined herein), under this Trust Deed; in each case on the following terms and Conditions.

(C)
The Bonds are being issued pursuant to the exemption from the registration requirements of Section 5 of the Securities Act (as defined herein) provided under Section 3(a)(10), and this Trust Deed has been qualified under the TIA by the Issuer.

Now this Trust Deed witnesses and it is hereby declared as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Trust Deed, the following expressions have the following meanings:

“113 Claim” means an unsecured claim in accordance with Article 113 of the Bankruptcy Act (or any number of such unsecured claims) lodged in the winding-up proceedings applicable to the Issuer pursuant to Chapter XII.B of the Financial Undertakings Act;

“Account” means the euro denominated deposit account (number [___], designated “[___]”) in the name of either or both of the Indemnity Trustees, opened with and maintained by either or both of the Indemnity Trustees, including any renewal or re-designation thereof.

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing;

“Agent(s)” means, in relation to the Bonds, the Principal Paying, Transfer and Conversion Agent, the Registrar, the Securities Escrow Agent and any other Paying, Transfer and Conversion Agents or any of them or any other Agent appointed hereunder, or under the Paying, Transfer and Conversion Agent Agreement;

“Appointee” means any delegate, agent, nominee or custodian appointed pursuant to the provisions of this Trust Deed;

“Articles of Association” means the articles of association of the Issuer adopted after the Effective Date in accordance with the terms of the Composition, as amended from time to time.

“Bankruptcy Act” means the Act on Bankruptcy, etc. No. 21 /1991 of the Republic of Iceland (as amended);

“Board of Directors” means the board of directors of the Issuer from time to time;

“Bond Custodian” means, if applicable, a custodian appointed by the Issuer to hold one or more Global Certificates on behalf of the Bondholders;

“Bondholder” means a person in whose name a Bond is registered in the register of bondholders (or, in the case of joint holders, the first named thereof) save that, (a) for as long as any of the Bonds are represented by one or more Global Certificates held in a Clearing System, “Bondholder” means each person for the time being shown in the records of the relevant Clearing System as the holder of a particular principal amount of such Bonds (in which regard, such Clearing System’s records setting out the principal amount of such Bonds standing to the account of any person shall be conclusive and binding for all purposes) and such person shall be recognised as a beneficiary of the trusts established by this Trust Deed to the extent of the principal amount of the interest in the Bonds set out in such records of such Clearing System, as if such person was itself the holder of the Bonds in such principal amount (and the holder of the Bonds in respect of which the Global Certificate is issued shall not be so recognised to the same extent), and (b) if and for so long as any of the Bonds are represented by one or more Global Certificates and interests in such Global Certificate(s) are determined by entries of Bond Interests in the Register, “Bondholder” means each person for the time being registered as a holder of a Bond Interest in the Register, and that person shall be recognised as the beneficiary of the trusts established by this Trust Deed as if such person was the holder of Bonds in the aggregate principal amount of Bond Interests recorded in its name in the Register;

“Bond Interest” means, with respect to any Bond represented by a Global Certificate not held in a Clearing System, the beneficial interest in that Bond, as evidenced by the entry in respect of that Bond and its Bond Interests made in the Register;

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets are open for business and settle payments in London and Reykjavík and, in respect of any day on which a payment is to be made under or in respect of the Bonds, a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer (TARGET2) System or any successor thereto is operating;

 “Clearing System” means any entity appointed by the Issuer, from time to time, to hold one or more Global Certificates (including through a custodian or nominee thereof) and to facilitate transfers of beneficial interests in the Global Certificates. The Clearing Systems may include Euroclear and/or Clearstream and/or any other system or platform for the clearing and/or settlement of securities;

“Clearstream, Luxembourg” means Clearstream Banking, société anonyme;

“Close of Business” means 5:00 p.m., London time;

“Composition” means the composition under Article 103A of the Financial Undertakings Act, Chapter XXI of the Bankruptcy Act and other relevant provisions of the Bankruptcy Act, with any modification, condition or addition that the Winding-up Board may see fit and is by law allowed to impose as finally concluded and approved by the requisite creditor majorities, by number and amount, that has been confirmed by the Icelandic courts in accordance with Article 60 of the Bankruptcy Act;

“Conditions” means the terms and conditions set out in the Schedules hereto, which may from time to time be modified in accordance with this Trust Deed, and, with respect to any Bonds represented by a Global Certificate, as modified by the provisions of such Global Certificate and any reference in this Trust Deed to a particular numbered Condition shall be construed accordingly;

“Contractual Currency” means, in relation to any payment obligation of any Bond, the currency in which that payment obligation is expressed and, in relation to Section 10.1 (Remuneration), (with respect to the Trustee) Euros and (with respect to the U.S. Trustee) U.S. dollars;

“Contingent Claim” means any 113 Claim that is subject to conditions or otherwise contingent to the extent that its validity is subject to events that have not yet occurred;

“Conversion Rights” means the rights of the Issuer to convert the Bonds into Ordinary Shares in the circumstances and upon the terms specified in the Conditions and the Articles of Association;

“Default” means any event which is (or after notice, passage of time or both would be) an Event of Default;

“Definitive Bonds” means the Bonds for the time being represented by definitive certificates in the form or substantially in the form set out in Schedule 4 and/or Schedule 5 and in accordance with Condition 1.1 (Form and Denomination);

“Director” means any Director of the Issuer from time to time;

“Disputed Claim” means a claim in respect of which the treatment of such claim by the winding-up board of the Issuer has been challenged, either by the person making that claim or by any other creditor and which challenge has not been finally resolved either by the Icelandic courts or by agreement between the disputing parties and which would, if accepted by the Issuer, constitute a 113 Claim;

“Effective Date” means the date the Composition becomes effective, which is 7 days after the date of an order of the District Court of Reykjavik, Iceland confirming the Composition is entered into or, if an appeal is lodged before such date, upon the final determination of the Supreme Court of Iceland;

“Euroclear” means Euroclear Bank SA/NV;

“Excess Bonds” mean, with respect to a Disputed Claim or Contingent Claim, those Restricted Bonds issued in connection with such claim, which remain in escrow after the settlement of the applicable claim and, where applicable, Bonds have been transferred to the applicable claimant in settlement of such claim (as further described in Condition 8);

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

“Extraordinary Resolution” has the meaning set out in Annex 1 to the Conditions;

“Financial Undertakings Act” means Act No. 161/2002 on Financial Undertakings of Iceland (as amended);

“Global Certificate” means a U.S. or Non-U.S. global certificate in registered form which will evidence the Bonds, substantially in the form set out in Schedule 2 and/or Schedule 3, and evidencing the registration of the person named therein in the Register.

“Indemnified Parties” means the Trustee and the U.S. Trustee or either one of them (each an “Indemnified Party”).

“Indemnity Payment” means a payment by the Issuer into the Account of U.S.$275,000.

“Indemnity Trustees” means the Trustee and the U.S. Trustee or either one of them (each an “Indemnity Trustee”).

“Issuer” means the party named as such in the first paragraph of this Trust Deed;

“Issue Date” means [___] 2016;

“Obligations” mean all obligations and liabilities of the Issuer which are due, owing or payable to an Indemnified Party under or in connection with the indemnity set out in Section 10.1.2.

“Officer” means any member of the Issuer’s Board of Directors;

“Officers’ Certificate” means a written certificate containing (but not limited to) the information specified in Section 13.4 (Certificate and Opinion as to Conditions Precedent) and Section 13.5 (Statements Required in Certificate or Opinion) hereof, signed in the name of the Issuer by any two Officers, and delivered to the Trustee; provided, that, if such certificate is given pursuant to Section 6.1.12 (Compliance Certificates) hereof, (i) one of the Officers signing such certificate must be the Chief Executive Officer (or Co-Chief Executive Officer, as applicable) of the Issuer; and (ii) such certificate need not contain the information specified in Section 13.4 (Certificate and Opinion as to Conditions Precedent) and Section 13.5 (Statements Required in Certificate or Opinion) hereof;

“Opinion of Counsel” means a written opinion, subject to customary exception, containing the information specified in Section 13.4 (Certificate and Opinion as to Conditions Precedent) and Section 13.5 (Statements Required in Certificate or Opinion) hereof, from legal counsel satisfactory to the Trustee. The counsel may be an employee of, or counsel to, the Issuer who is satisfactory to the Trustee;

“Ordinary Shares” means ordinary (non-preferred) Class A shares in the Issuer issued and allocated in accordance with the Composition, the Articles of Association and pursuant to the Conditions;

“Outstanding” means, in relation to the Bonds, all the Bonds issued other than:

(a)	those which have been redeemed in accordance with the Conditions, to the extent of such redemption;

(b)
those in respect of which each date for redemption in accordance with the provisions of the Conditions has occurred and for which the redemption moneys have either been (i) duly paid to the Trustee or the Principal Paying, Transfer and Conversion Agent in the manner provided for in the Paying, Transfer and Conversion Agency Agreement and remain available for payment in accordance with the Conditions or (ii) duly paid to Bondholders, set aside or satisfied by the Issuer pursuant to and in accordance with the provisions of Condition 9.1, to the extent of such redemption monies;

(c)
those which (i) have been purchased by the Issuer or (ii) constitute Excess Bonds and which, in each case, have been surrendered for cancellation as provided in Condition 8 and notice of the cancellation of which has been given to the Trustee (excluding, for the avoidance of doubt, any Excess Bonds which the Issuer has elected not to cancel but instead to transfer to existing Bondholders pro rata to their existing holding of Bonds in accordance with Condition 8);

(d)	those which have become void or those in respect of which claims have become prescribed under Condition 13 (Prescription);

(e)	those mutilated or defaced Bonds which have been surrendered or cancelled and in respect of which replacement Bonds have been issued pursuant to Condition 14 (Replacement of Bonds);

(f)
(for the purpose only of ascertaining the aggregate nominal amount of Bonds outstanding and without prejudice to the status for any other purpose of the relevant Bonds) those Bonds which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 14 (Replacement of Bonds);

(g)	those in respect of which Conversion Rights (pursuant to Condition 6) have been exercised and all the obligations of the Issuer in relation thereto have been duly performed; and

(h)	each Global Certificate to the extent that it shall have been exchanged for Definitive Certificates pursuant to its provisions,

provided that for each of the following purposes, namely:

(i)	ascertaining the right to attend and vote at any meeting of Bondholders;

(ii)
the determination of how many and which Bonds are for the time being outstanding for the purposes of Section 7.1 (Legal Proceedings), Section 2.5 (Events of Default), Condition 15 (Meetings of Bondholders) and Annex 1 to the Conditions; and

(iii)
the exercise of any discretion, power or authority, whether contained in this Trust Deed or the Conditions or provided by law, which the Trustee and the U.S. Trustee is required or entitled, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders or any of them,

Restricted Bonds and any other Bonds which are for the time being beneficially held by or are held on behalf of the Issuer and not yet cancelled shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

“Paying, Transfer and Conversion Agency Agreement” means, in relation to the Bonds, the paying, transfer and conversion agency agreement dated on or about the date hereof (as amended, supplemented and/or restated from time to time) appointing the initial Paying, Transfer and Conversion Agents and the Registrar and any other agreement for the time being in force appointing Successor paying, transfer and conversion agents;

“Paying, Transfer and Conversion Agents” means the several institutions (including, where the context permits, the Principal Paying, Transfer and Conversion Agent) at their respective Specified Offices initially appointed pursuant to the Paying, Transfer and Conversion Agency Agreement and/or, if applicable, any Successor paying, transfer and conversion agents at their respective Specified Offices;

“Payment Date” means each scheduled date for repayment of principal on the Bonds in accordance with the Conditions;

“Person” means any individual, company, corporation, firm, partnership, joint venture, undertaking, association, unincorporated association, limited liability company, organisation, trust, state or agency of a state (in each case whether or not being a separate legal entity);

“Principal Paying, Transfer and Conversion Agent” means, in relation to the Bonds, U.S. Bank National Association at its Specified Office in its capacity as principal paying, transfer and conversion agent in relation to the Bonds and any Successor Principal Paying, Transfer and Conversion Agent at its Specified Office;

“Register” means a Register of holders of Bonds and/or Bond Interests maintained by or on behalf of the Issuer, and includes the Ledger;

“Registrar” means U.S. Bank National Association at its Specified Office, in its capacity as Registrar and any successor or replacement thereof;

“Regular Record Date” means, with respect to any Payment Date or Unscheduled Payment Date for the payment of principal for any Bond, the seventh (7th) Business Day, in the place of the specified office of the Issuer, before the due date for the relevant payment;

“Repay” includes “redeem” and vice versa and “repaid,” “repayable,” “repayment,” “redeemed,” “redeemable” and “redemption” shall be construed accordingly;

“Restricted Bonds” means any Bonds held in the Securities Escrow Account in anticipation or contemplation of a Disputed Claim.

“SEC” means the U.S. Securities and Exchange Commission;

“Securities Act” means the U.S. Securities Act of 1933, as amended;

“Securities Escrow Account” means the custody account established by the Issuer for the purpose of holding Bonds or Bond Interests issued in anticipation or contemplation of Disputed Claims and/or Contingent Claims;

“Specified Office” means, in relation to any Agent, either the office identified with its name in the Conditions or any other office notified to any relevant parties pursuant to the Paying Transfer and Conversion Agency Agreement;

“Successor” means, in relation to the Paying, Transfer and Conversion Agents, such other or further person as may from time to time be appointed by the Issuer pursuant to the Paying Transfer and Conversion Agency Agreement as an Agent;

“TIA” means the U.S. Trust Indenture Act of 1939;

“Trustee Acts” means the Trustee Act 1925 and the Trustee Act 2000.

“Trust Deed” means this Trust Deed and the Schedules (as from time to time modified in accordance with the provisions contained herein) and (unless the context requires otherwise) includes any deed or other document executed in accordance with the provisions hereof (as from time to time modified as aforesaid) and expressed to be supplemental hereto, all as from time to time modified in accordance with the provisions herein or therein contained and any other document executed in accordance with this Trust Deed (as from time to time so modified). For purposes herein, the term “Trust Deed” shall have the same meaning as “indenture” as defined under Section 303(a)(7) of the TIA;

“Trust Officer” means any officer within the corporate trust department of the Trustee or the U.S. Trustee, as the case may be (or any successor group of the Trustee or the U.S. Trustee, as the case may be), and also means, with respect to a particular corporate trust matter with respect to this Trust Deed, any other officer of the Trustee or the U.S. Trustee, as the case may be, to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject, in each case with direct responsibility for the administration of this Trust Deed;

“Unscheduled Payment Date” means any unscheduled date for the repayment of principal on the Bonds in accordance with Condition 9.2;

“U.S. Bankruptcy Law” means Title 15, United States Code, or any similar U.S. federal or state law for the relief of debtors;

1.2	Principles of Interpretation

In this Trust Deed:

1.2.1	Statutory modification

any reference to a provision of any statute (including any U.S. federal statute and any Icelandic statute) shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment;

1.2.2	Tax

references to costs, charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof;

1.2.3	Enforcement of rights

any reference to an action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall include, in respect of any jurisdiction other than England, references to such action, remedy or method of judicial proceedings for the enforcement of rights of creditors available or appropriate in such jurisdictions as shall most nearly approximate thereto;

1.2.4	Sections and schedules

any reference to a Schedule or a section, sub-section, paragraph or sub-paragraph is, unless otherwise stated, to a schedule hereto or a section, sub-section, paragraph or sub-paragraph hereof respectively;

1.2.5	Trust corporation

any reference to a trust corporation denotes a corporation entitled by rules made under the Public Trustee Act 1906 to act as a custodian trustee or entitled pursuant to any other legislation applicable to a trustee in any jurisdiction other than England to act as trustee and carry on trust business under the laws of the country of its incorporation;

1.2.6	Will and shall

the word “will” shall be construed to have the same meaning and effect as the word “shall”; and

1.2.7	Gender

words denoting the masculine gender shall include the feminine gender also, words denoting individuals shall include companies, corporations and partnerships, words importing the singular number shall include the plural and, in each case, vice versa.

1.3	The Conditions

In this Trust Deed, unless the context requires or the same are otherwise defined, words and expressions defined in the Conditions and not otherwise defined herein shall have the same meaning in this Trust Deed.

1.4	Headings

The headings and sub-headings are for ease of reference only and shall not affect the construction of this Trust Deed.

1.5	The Schedules

The schedules are part of this Trust Deed and shall have effect accordingly.

2.	AMOUNT AND ISSUE OF THE BONDS AND COVENANT TO PAY

2.1	Amount of the Bonds

The aggregate principal amount of the Bonds is limited to an amount not exceeding €[___]. The Bonds are constituted by this Trust Deed.

2.2	Covenant to Pay

The Issuer covenants with the Trustee that it shall, as and when any principal on the Bonds issued by it becomes due to be repaid in accordance with the Conditions, unconditionally pay or procure to be paid to or to the order of the Trustee in immediately available freely transferable funds in Euros, the principal amount of the Bonds becoming due for payment on that date provided that:

2.2.1
every payment of principal, in respect of such Bonds or any of them made to the Principal Paying, Transfer and Conversion Agent in the manner provided in the Paying, Transfer and Conversion Agency Agreement shall satisfy, to the extent of such payment, the relevant covenant, except to the extent that there is default in the subsequent payment of cash to the relevant Bondholders in accordance with the Conditions; and

2.2.2
if any payment of principal in respect of such Bonds or any of them is made after the due date, payment shall be deemed not to have been made until either the full amount is paid to the relevant Bondholders or, if earlier, the seventh day after notice has been given to the relevant Bondholders in accordance with the Conditions that the full amount has been received by the Principal Paying, Transfer and Conversion Agent or the Trustee except, in the case of payment to the Principal Paying, Transfer and Conversion Agent, to the extent that there is failure in the subsequent payment to the Bondholders under the Conditions.

The Trustee will hold the benefit of this covenant and the covenant in Section 4 (Covenant to comply with the Trust Deed) on trust for the Bondholders in accordance with their respective interests.

2.3	Following an Event of Default

At any time after any Event of Default shall have occurred and is continuing in relation to the Bonds, the Trustee (acting at the direction of the U.S. Trustee) may (and shall, subject to Section 9.2.3 (Trustee’s Discretion), if instructed by the holders of at least one-quarter in aggregate principal amount of the Bonds then Outstanding) or directed by an Extraordinary Resolution:

2.3.1
by notice in writing to the Issuer, the Principal Paying, Transfer and Conversion Agent and the other Agents, require the Principal Paying, Transfer and Conversion Agent and the other Agents or any of them, until notified by the Trustee to the contrary, so far as permitted by any applicable law:

(i)
to act thereafter, until otherwise instructed by the Trustee, as Agents of the Trustee under the provisions of this Trust Deed on the terms provided in the Paying, Transfer and Conversion Agency Agreement (with consequential amendments as necessary and save that the Trustee’s liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Agents shall be limited to amounts for the time being held by the Trustee on trust under this Trust Deed in relation to the Bonds on the terms of this Trust Deed and available to the Trustee for such purpose) and thereafter to hold all Bonds and all sums, documents and records held by them in respect of the Bonds on behalf of the Trustee; and/or

(ii)
to deliver up all Bonds and all sums, documents and records held by them in respect of Bonds to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any document or record which the relevant Agent is obliged not to release by any law or regulation; and

2.3.2
by notice in writing to the Issuer require it to make all subsequent payments in respect of Bonds to or to the order of the Trustee and, with effect from the issue of any such notice, until such notice is withdrawn, sub-Section 2.2.1 to Section 2.2 (Covenant to Pay) and (so far as it concerns payments by the Issuer), Section 8.3 (Payments to Bondholders) shall cease to have effect.

2.4	Currency of Payments

All payments in respect of, under and in connection with this Trust Deed and the Bonds to the relevant Bondholders shall be made in Euros as required by the Conditions.

2.5	Events of Default

2.5.1	The following circumstances amount to events of default under the Conditions of the Bonds:

(i)	Failure to Pay or Deliver

the Issuer either (i) fails to make a payment of principal on any Payment Date, to the extent that the Euro Equivalent Available Cash (defined in Condition 9.1) exceeds the Distribution Threshold on the corresponding Determination Date and such failure continues for a period of thirty calendar days, or (ii) fails to deliver Ordinary Shares by the date falling thirty calendar days after the relevant Conversion Date; or

(ii)	Breach of Obligations

the Issuer does not perform or comply, in any material respect, with any one or more of its other obligations under the Bonds, which default is incapable of remedy or, if capable of remedy, is not remedied within 60 calendar days after the Issuer shall have received written notice of such default by the Trustee, the U.S. Trustee or by one or more Bondholders; or

(iii)	Insolvency

the Issuer (a) is generally not paying, or admits or declares its inability to pay, its debts as they become due whether such admission or declaration stems from the Issuer or the Financial Supervisory Authority of Iceland (Icelandic: Fjármálaeftirlitið) or any other such regulator where the Issuer operates, (b) files, or consents by answer or otherwise to the filing against it, of a petition for relief or reorganisation or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganisation, moratorium or other similar law of any jurisdiction, (c) makes an assignment for the benefit of its creditors, (d) is subjected or consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property (e) is adjudicated as insolvent or to be liquidated or (f) takes corporate action for the purpose of any of the foregoing, (g) becomes subject to winding up procedures, or any analogous procedure or step is taken in any jurisdiction; or

(iv)	Winding Up and Cessation of Business etc.

an order is made or a resolution is passed for the winding-up or dissolution of the Issuer, or an administrator or a liquidator or other similar person is appointed on respect of the Issuer or any of its respective material assets, or the Issuer has passed a special resolution to have itself wound up or has made an announcement or issued a notice to that effect, or the Issuer ceases or publicly announces an intention to cease to carry on all or substantially all of its business or operations; or

(v)	Unlawfulness

it is or will become unlawful for the Issuer to perform or comply with any of its obligations under the Bonds.

3.	THE BONDS

3.1	Global Certificates

3.1.1
The Bonds will initially be represented by Global Certificates in the aggregate principal amount of €[_____]. Bonds will be issued in accordance with the Conditions in registered form in minimum denominations of €1.

3.1.2
The Global Certificates, if eligible for admission into a Clearing System and the Issuer determines to so admit the Global Certificates in accordance with the Conditions, will be registered in the name of, and deposited with, a custodian or common depositary (or nominee thereof) holding such Global Certificates on behalf of one or more relevant Clearing Systems. Each Global Certificate so delivered and registered shall be exchangeable, in accordance with its terms, for Definitive Certificates.

3.1.3
If the Global Certificates are not eligible for admission into a Clearing System or the Issuer otherwise does not determine to admit the Global Certificates into a Clearing System, the Global Certificates shall be delivered to and registered in the nominee name of a Bond Custodian, and the holder of each Bond Interest shall be recorded as such in a Register. Each Global Certificate so delivered to and registered in the nominee name of the Bond Custodian shall be exchangeable, in accordance with its terms, (a) for Global Certificates eligible for admission into a Clearing System, or (b) for Definitive Certificates.

3.1.4	The Bonds evidenced by the Global Certificates shall be subject to their terms in all respects and entitled to the same benefits under this Trust Deed as Bonds evidenced by Definitive Certificates.

3.1.5
Title to the Bonds and, in the case of Global Certificates not held in a Clearing System, to Bond Interests, shall pass upon registration of transfers in accordance with the Conditions and the Transfer Regulations (as defined in the Conditions).

3.1.6
Bonds represented by Global Certificates shall be exchangeable and transferable only in accordance with, and subject to, the provisions of the applicable Global Certificates and the Conditions and, insofar only as concerns any Global Certificates which are deposited in a Clearing System, the rules and operating procedures of that Clearing System then in effect.

3.2	Definitive Certificates

Definitive Certificates (if any) will be substantially in the form set out in Schedule 4 and/or Schedule 5. Definitive Certificates (if any) will be endorsed with the Conditions.

3.3	Execution, Authentication and Delivery

In general, the Global Certificates will only be valid if executed by the Issuer and authenticated by the Registrar. The Global Certificates will be signed manually or in facsimile by a duly authorised person designated by the Issuer and will be authenticated manually by or on behalf of the Registrar. Definitive Certificates issued by the Issuer will be signed manually or in facsimile by two Directors of the Issuer and will be authenticated manually by or on behalf of the Registrar. The Issuer may use the facsimile signature of a person who at the date such signature was originally produced was such a duly authorised person even if at the time of issue and delivery of the Global Certificates or any Definitive Certificate, (s)he no longer holds that office.

The Registrar or Issuer may also appoint an authenticating agent. If the Registrar appoints an authenticating agent and such authenticating agent is reasonably acceptable to the Issuer, such authenticating agent may authenticate a Global Certificate whenever the Registrar may authenticate such Global Certificate.

The Global Certificates and Definitive Certificates so executed and duly authenticated will be binding and valid obligations of the Issuer.

Upon the execution and delivery of this Trust Deed, the Issuer shall deliver to the Trustee an Officers’ Certificate as to the incumbency and specimen signatures of officers authorised to execute and deliver the Global Certificates or any Definitive Certificate and give instructions under this Section 3.3 and, as long as Bonds are outstanding under this Trust Deed, shall deliver a similar Officers’ Certificate each year on the anniversary of the date of the first such Officers’ Certificate.

3.4	Bondholder Lists

The Trustee will preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Bondholders. If the Trustee is not the Registrar, the Issuer will furnish to the Trustee, (i) within five (5) Business Days after each Regular Record Date, a list of the names and addresses of Holders as at such Regular Record Date; and (ii) at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Issuer of such request, a list of the names and addresses of Holders as at the date no more than fifteen (15) days immediately prior to the date such list is furnished, in each case, in such form as the Trustee may reasonably require.

3.5	Issue

Issue and delivery of the Bonds shall be complete upon (i) the issue and delivery of the Global Certificates to a common depositary acting on behalf of the Clearing Systems or (ii) the issue and delivery of the Global Certificates to the Bond Custodian and the entry into the Register of the Bond Custodian as the holder of the Bonds, and of each holder of Bond Interests and/or the issue and delivery of Definitive Certificates and the entry into the Register of the name of each holder thereof.

3.6	Redemption

Upon full or partial redemption of any of the Bonds, for any reason, the Issuer shall ensure that a notation is made by the Registrar in the Register reflecting that redemption and, in the case of any Definitive Certificates then outstanding, the Definitive Certificates shall be surrendered to the Registrar and, in the case of a partial redemption, new Definitive Certificates shall thereupon be issued in the appropriate amounts.

3.7	Entitlement to Treat Holder as Owner

A holder of Bonds or Bond Interests will (save as otherwise required by law or specified in this Trust Deed or the Conditions) be treated as the absolute owner of each Bond or Bond Interest (as applicable) registered in its name in the Register for all purposes (whether or not the applicable Bond is overdue and regardless of any ownership, trust or any interest in it or any writing on or the theft or loss of the Definitive Certificates or the Global Certificates issued in respect of that Bond or relating to that Bond Interest), and no person shall be liable for so treating the holder.

4.	COVENANT TO COMPLY WITH THE TRUST DEED

4.1	Covenant

The Issuer hereby covenants with the Trustee and the U.S. Trustee to comply with those provisions of this Trust Deed and the Conditions which are expressed to be binding on it and to perform and observe the same. The Bonds are subject to the provisions contained in this Trust Deed all of which shall be binding upon the Issuer and the Bondholders and all persons claiming through or under them respectively.

4.2	Trustee May Enforce Conditions

The U.S. Trustee and the Trustee (acting solely at the direction of the U.S. Trustee), unless otherwise provided by this Trust Deed or the Conditions, shall each be entitled to enforce the obligations of the Issuer under the Bonds and the Conditions as if the same were set out and contained in this Trust Deed which shall be read and construed as one document with the Bonds.

5.	COVENANTS RELATING TO CONVERSION AND THE ORDINARY SHARES

The Issuer hereby undertakes to and covenants with the Trustee and the U.S. Trustee that so long as any Conversion Right remains exercisable, it will observe and perform all its obligations under the Conditions and this Trust Deed with respect to Conversion Rights.

6.	GENERAL COVENANTS

6.1	The Issuer hereby covenants with the Trustee and the U.S. Trustee that, so long as any of the Bonds remain outstanding, it will:

6.1.1	Books of account

at all times keep and procure that all its books of account as may be necessary to comply with all applicable laws and so as to enable the financial statements of the Issuer to be prepared and allow the Trustee and any person appointed by it free access to the same at all reasonable times during normal business hours and to discuss the same with the Board of Directors of the Issuer;

6.1.2	Event of Default

give notice in writing to the Trustee and the U.S. Trustee forthwith upon becoming aware of any Event of Default and without waiting for the Trustee and the U.S. Trustee to take any further action;

6.1.3	Information

so far as permitted by applicable law, at all times give to the Trustee and the U.S. Trustee such information as they require for the performance of their functions;

6.1.4	Execution of further documents

so far as permitted by applicable law, at all times execute all such further documents and do all such further acts and things as may be necessary at any time or times in the opinion of the Trustee to give effect to the provisions of this Trust Deed;

6.1.5	Notices to Bondholders

send or procure to be sent to the Trustee and the U.S. Trustee not less than five days prior to the date of publication, for the approval of the Trustee and the U.S. Trustee, one copy of each notice to be given to the Bondholders in accordance with the Conditions (excluding any notices provided under Condition 9 or any other notices provided in the ordinary course under the Conditions) and not publish such notice without such approval and, upon publication, send to the Trustee and the U.S. Trustee two copies of such notice (such approval, unless so expressed, not to constitute approval for the purpose of Section 21 of the Financial Services and Markets Act 2000);

6.1.6	Notification of non-payment

use its reasonable endeavours to procure that the Principal Paying, Transfer and Conversion Agent notifies the Trustee and the U.S. Trustee forthwith in the event that it does not, on or before the due date for payment in respect of the Bonds (other than in circumstances where delivery of Ordinary Shares is to be made directly to the Bondholders in accordance with the Conditions) receive unconditionally the full amount in Euros payable on such due date on all such Bonds;

6.1.7	Notification of late payment or delivery

in the event of (a) the unconditional payment to the Principal Paying, Transfer and Conversion Agent or the Trustee, of any sum due in respect of any of the Bonds being made or satisfied after the due date for payment thereof, forthwith give notice to the Bondholders that such payment has been made, and/or (b) the late delivery of Ordinary Shares owed to the Bondholders in accordance with the Conditions, forthwith give notice to the Bondholders that such delivery has been made;

6.1.8	Notification of payment

prior to any Payment Date or Unscheduled Payment Date, as the case may be, in respect of any Bond, give to the Trustee notice in writing of the amount of such payment pursuant to the Conditions and duly proceed to pay such Bonds accordingly;

6.1.9	Obligations of Agents

observe and comply with its obligations and use all reasonable endeavours to procure that the Agents observe and comply with all their obligations under the Paying, Transfer and Conversion Agency Agreement and notify the Trustee and the U.S. Trustee immediately after it becomes aware of any material breach or failure by an Agent in relation to the Bonds;

6.1.10	Payments

pay moneys payable by it to the Trustee and/or the U.S. Trustee hereunder without set off, counterclaim or deduction, unless otherwise compelled by law;

6.1.11	Periodic Reports

(i)
file, as applicable, with the Trustee within fifteen (15) days after the Issuer is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports which the Issuer may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of such Sections under the Exchange Act, then file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(ii)
file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Trust Deed as may be required from time to time by such rules and regulations;

(iii)
transmit, as applicable, to the Bondholders, in the manner and to the extent required by the TIA, within thirty (30) days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to this Section 6.1.11 as may be required by rules and regulations prescribed from time to time by the SEC; and

6.1.12	Compliance Certificates

within ninety (90) days after the end of each fiscal year of the Issuer, beginning with the fiscal year ending on December 31, 2016, and upon a request from the Trustee at any other time, deliver to the Trustee an Officers’ Certificate, which Officers’ Certificate will state:

(i)
that the Officers signing such Officers’ Certificate have supervised a review of the activities of the Issuer with a view to determining whether the Issuer has kept, observed, performed and fulfilled its obligations under this Trust Deed during the preceding fiscal year; and

(ii)	to the best knowledge of each of the Officers signing such Officers’ Certificate—

(a)
whether the Issuer has kept, observed, performed and fulfilled each and every covenant contained in this Trust Deed and is not in default in the performance or observance of any of the Conditions or any obligations under this Trust Deed (without regard to any period of grace or requirement of notice provided under this Trust Deed) or, if one or more Defaults or Events of Default have occurred, what events triggered such Defaults or Events of Default and what actions the Issuer is taking or proposes to take with respect to such Defaults or Events of Default; and

(b)
whether any event has occurred and remains in existence by reason of which any payment of the principal of, or any delivery of any of the consideration due upon conversion of a Bond is prohibited, and, if any such event has occurred and remains in existence, a description, in reasonable detail, of such event or events and what actions the Issuer is taking or proposes to take with respect to such event or events.

7.	ENFORCEMENT

7.1	Legal Proceedings

At any time after the Bonds have become due and payable in accordance with Condition 11 (Events of Default), the U.S. Trustee or the Trustee at the direction of the U.S. Trustee (subject to Sections 10.1.8, 10.1.9 and 10.1.10 of this Trust Deed) may, and without further notice, take such proceedings against the Issuer as it may think fit (subject to Section 9.2.1 of this Trust Deed) to enforce the terms of the Bonds and this Trust Deed either (i) on being so directed in writing by the holders of at least one-quarter in aggregate principal amount of the outstanding Bonds or (ii) on being so directed by an Extraordinary Resolution of the Bondholders, and in each case it shall have been indemnified and/or prefunded and/or secured to its satisfaction against all liabilities, proceedings, claims and demands to which it may thereby become liable and all costs, charges and expenses which may be incurred by it in connection therewith. The U.S. Trustee or the Trustee at the direction of the U.S. Trustee (subject to Sections 10.1.8, 10.1.9 and 10.1.10 of this Trust Deed) shall not be held liable for the consequence of taking any such action and may take such action without having regard to the effect of such action on individual Bondholders. Notwithstanding the above, any Bondholder also has the right to enforce the provisions of the Bonds or this Trust Deed and proceed directly against the Issuer in accordance with the Conditions.  The Trustee and the U.S. Trustee have no obligation to any Bondholder under this Trust Deed or the Conditions, and such Bondholder has no right to direct the Trustee or the U.S. Trustee to take any action, if such Bondholder takes any action independently of the Trustee or the U.S. Trustee; and the Trustee and the U.S. Trustee shall not be responsible or liable for any action taken independently by any Bondholder that conflicts with any action taken by the Trustee or the U.S. Trustee.

7.2	Evidence of Default

If the Trustee or the U.S. Trustee (or any Bondholder where entitled under this Trust Deed so to do) makes any claim, institutes any legal proceeding or lodges any proof in a winding up or insolvency of the Issuer under this Trust Deed or under the Bonds, proof therein that as regards any specified Bond the Issuer is or was in default in paying any principal due in respect of such Bond shall (unless the contrary be proved) be sufficient evidence that the Issuer is or was in the like default as regards all other Bonds in respect of which a corresponding payment is then due.

8.	APPLICATION OF MONEYS

8.1	Priority of Payments

All moneys received by the Trustee or the U.S. Trustee in respect of the Bonds or amounts payable under this Trust Deed will despite any appropriation of all or part of them by the Issuer (including any moneys which represent principal in respect of Bonds which have become void under the Conditions) be held by the Trustee or the U.S. Trustee on trust to apply them):

8.1.1
first, in payment or satisfaction of those costs, charges, expenses and liabilities properly incurred by the Trustee and the U.S. Trustee in the preparation and execution of the trusts of this Trust Deed (including the remuneration agreed by the Issuer to be payable to  the Trustee and the U.S. Trustee) and also such sums as are payable to the Agents;

8.1.2	secondly, in or towards payment pari passu and rateably of all principal moneys due on or in respect of the Bonds;

8.1.3	thirdly, in or towards payment pari passu and rateably of all other amounts due and payable by the Issuer to the Bondholders pursuant to this Trust Deed and/or the Conditions; and

8.1.4	fourthly, the balance (if any) in payment to the Issuer;

and, without prejudice to the provisions of this Section 8.1, if the Trustee or the U.S. Trustee, as the case may be, holds any moneys which represent principal in respect of Bonds which have become void under the Conditions, such trustee shall hold such moneys on the above trusts.

8.2	Authorised Investments

Any moneys which under this Trust Deed may be invested by the Trustee may be invested in the name or under the control of the Trustee in any of the investments for the time being authorised by English law for the investment by trustees of trust moneys or in any other investments, whether similar to those aforesaid or not, which may be selected by the Trustee or by placing the same on deposit in the name or under the control of the Trustee with such bank or other financial institution as the Trustee may think fit and in such currency as the Trustee in its absolute discretion may determine and the Trustee may at any time vary or transfer any of such investments for or into other such investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss occasioned by reason of any such investments or such deposit whether by depreciation in value, fluctuation in exchange rates or otherwise. If that bank or institution is the Trustee or an affiliate of the Trustee then it need only account for an amount of interest equal to the largest amount of interest payable by it on such a deposit to an independent customer. Neither the Trustee nor the U.S. Trustee shall be responsible or liable for any losses which may result from such investments.

8.3	Payments to Bondholders

Any payment in cash or delivery of Ordinary Shares to be made in respect of the Bonds by the Issuer or the Trustee may be made in the manner provided in the Conditions and this Trust Deed and any payment or delivery so made shall be a good discharge to the extent of such payment or delivery by the Issuer or the Trustee (as the case may be).

8.4	Production of Bonds

Upon any payment under Section 8.3 (Payments to Bondholders) of principal, the Bond in respect of which such payment is made shall, if the Trustee so requires, be produced to the Trustee or the Principal Paying, Transfer and Conversion Agent by or through whom such payment is made and the Trustee shall in respect of a Bond, (a) in the case of part payment, enface or cause such Principal Paying, Transfer and Conversion Agent to enface a memorandum of the amount and date of payment thereon or (b) in the case of payment in full, cause such Bond to be surrendered or shall cancel or procure the same to be cancelled and shall certify or procure the certification of such cancellation.

9.	TERMS OF APPOINTMENT

Where there are any inconsistencies between the Trustee Acts and the provisions of this Trust Deed, the provisions of this Trust Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Trust Deed shall constitute a restriction or exclusion for the purposes of that Act. The Trustee shall have all the powers conferred upon trustees by the Trustee Acts and by way of supplement thereto.

By way of supplement to the TIA and the Trustee Acts, it is expressly declared as follows:

9.1	Reliance on Information

9.1.1	Advice

The Trustee may in relation to this Trust Deed act on the opinion or advice of or a certificate or any information obtained from any lawyer, banker, valuer, surveyor, broker, auctioneer, accountant or other expert (whether obtained by the Trustee, the Issuer or any Agent or otherwise) and which advice or opinion may be provided on such terms (including as to limitations of liability) as the Trustee may consider in its sole discretion to be consistent with prevailing market practice with regard to advice or opinions of that nature and shall not be responsible for any loss, damage, expense or liability occasioned by the Trustee, acting in accordance with such opinion or advice or in accordance with what the Trustee, in good faith believes such opinion or advice to be; any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, cablegram or facsimile transmission and the Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic;

9.1.2	Resolution of Bondholders

neither the Trustee nor U.S. Trustee shall be liable for acting upon any resolution purporting to be a written resolution or other resolution to have been passed at any meeting of the Bondholders in respect whereof minutes have been made and signed even though it may subsequently be found that there was some defect in the constitution of the meeting or the passing of the resolution purporting to be an Extraordinary Resolution or to have been passed at any meeting or that for any reason the resolution was not valid or binding upon the Bondholders or (in the case of a direction or request) it was not signed by the requisite number of Bondholders;

9.1.3	Reliance on certification of Clearing System

both the Trustee and the U.S. Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence thereof and shall not be liable to the Issuer or any Bondholder by reason only of either having accepted as valid or not having rejected an original certificate or letter of confirmation purporting to be signed on behalf of any relevant Clearing System in relation to any matter;

9.1.4	Bondholders as a class

whenever in this Trust Deed the Trustee or the U.S. Trustee is required in connection with any exercise of its powers, trusts, authorities (or, in the case of the Trustee and not the U.S. Trustee, discretions) to have regard to the interests of the Bondholders, it shall have regard to the interests of the Bondholders as a class and in particular, but without prejudice to the generality of the foregoing, shall not be obliged to have regard to the consequences of such exercise for any individual Bondholder resulting from his or its being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory;

9.1.5	Trustee not responsible for Investigations

neither the Trustee nor the U.S. Trustee shall be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in this Trust Deed, the Bonds or any other agreement or document relating to the transactions herein or therein contemplated or for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence thereof;

9.1.6	No obligation to monitor

neither the Trustee nor the U.S. Trustee shall be under any obligation to monitor the Issuer or any other person, or supervise the functions of any other person under the Bonds or any other agreement or document relating to the transactions herein or therein contemplated and shall be entitled, unless notified of a breach of obligation pursuant to the terms of this Trust Deed or the Bonds, to assume, that each such person is properly performing and complying with its obligations;

9.1.7	Bonds held by the Issuer

in the absence of knowledge or express notice to the contrary, the Trustee or the U.S. Trustee may assume without enquiry, that no Bonds other than Restricted Bonds are for the time being held by or for the benefit of the Issuer;

9.1.8	Forged Bonds

neither the Trustee nor the U.S. Trustee shall be liable to the Issuer or any Bondholder by reason of having accepted as valid or not having rejected any Bond as such and subsequently found it to be forged or not authentic;

9.1.9	Events of Default

neither the Trustee nor the U.S. Trustee shall be bound to give notice to any person of the execution of this Trust Deed or to take any steps to ascertain whether any Event of Default has happened and, until it shall have express notice to the contrary, the Trustee and the U.S. Trustee shall be entitled to assume that no such Event of Default has happened and that the Issuer is observing and performing all of its obligations contained in the Bonds and under this Trust Deed and no event has happened as a consequence of which any of the Bonds may become repayable. The Trustee and the U.S. Trustee shall not be deemed to have notice of an Event of Default unless a responsible officer of the U.S. Trustee and the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received by the U.S Trustee and the Trustee at their corporate trust offices and such notice references the Bonds and this Trust Deed;

9.1.10	Legal Opinions

neither the Trustee nor the U.S. Trustee shall be responsible to any person for failing to request, require or receive any legal opinion relating to any Bonds or for checking or commenting upon the content of any such legal opinion but shall be entitled to require any such opinion if it deems it necessary;

9.1.11	Trustee, U.S. Trustee not Responsible

neither the Trustee nor U.S. Trustee shall be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of this Trust Deed or any other document relating thereto and shall not be liable for any failure to obtain any rating of Bonds (where required), any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Trust Deed or any other document relating thereto. In addition, neither the Trustee nor U.S. Trustee shall be responsible for the effect of the exercise of any of its powers, duties and (in the case of the Trustee and not the U.S. Trustee) discretions hereunder;

9.1.12	Freedom to Refrain

notwithstanding anything else herein contained, the Trustee and the U.S. Trustee may refrain from doing anything which would or might in its opinion be contrary to any law of any jurisdiction or any directive or regulation of any agency or any state of which would or might otherwise render it liable to any person and may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation;

9.1.13	Right to Deduct or Withhold

notwithstanding anything contained in this Trust Deed, to the extent required by any applicable law, if the Trustee or the U.S. Trustee is or will be required to make any deduction or withholding from any distribution or payment made by it hereunder or if the Trustee, or U.S. Trustee, as the case may be, is or will be otherwise charged to, or is or may become liable to, tax as a consequence of performing its duties hereunder whether as principal, agent or otherwise, and whether by reason of any assessment, prospective assessment or other imposition of liability to taxation of whatsoever nature and whensoever made upon the Trustee, or U.S. Trustee, as the case may be, and whether in connection with or arising from any sums received or distributed by it or to which it may be entitled under this Trust Deed (other than in connection with its remuneration as provided for herein) or any investments or deposits from time to time representing the same, including any income or gains arising therefrom or any action of the Trustee, or U.S. Trustee, as the case may be, in connection with the trusts of this Trust Deed (other than the remuneration herein specified) or otherwise, then the Trustee, or U.S. Trustee, as the case may be, shall be entitled to make such deduction or withholding or, as the case may be, to retain out of sums received by it an amount sufficient to discharge any liability to tax which relates to sums so received or distributed or to discharge any such other liability of the Trustee to tax from the funds held by the Trustee, or U.S. Trustee, as the case may be, upon the trusts of this Trust Deed; and

9.1.14	Certificate of Directors

the Trustee and the U.S. Trustee may call for, and be at liberty to accept, a certificate signed by an authorised signatory of the Issuer, as to any fact or matter or the expediency of any act prima facie within the knowledge of the Issuer as sufficient evidence thereof, and the Trustee and the U.S. Trustee shall not be bound in any such case to call for further evidence or be responsible for any liability that may be occasioned by its failing to do so.

9.2	Duties and Powers of the Trustee and the U.S. Trustee

9.2.1	Duties and Responsibilities of the Trustee and the U.S. Trustee

(i)
The Trustee and the U.S. Trustee, as the case may be, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertake to perform such duties, and only such duties, as are specifically set forth in this Trust Deed, and no implied covenants or obligations will be read into this Trust Deed against the Trustee and the U.S. Trustee, as the case may be, and in the absence of bad faith on the part of the Trustee and the U.S. Trustee, as the case may be, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the U.S. Trustee, as the case may be, and conforming to the requirements of this Trust Deed; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee and the U.S. Trustee, as the case may be, the Trustee and the U.S. Trustee, as the case may be, shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Deed, but shall not have any obligation to confirm or investigate mathematical calculations or any other matters set forth therein;

(ii)
in case an Event of Default has occurred (which has not been cured), the Trustee and the U.S. Trustee, as the case may be, shall exercise such of the rights and powers vested in it by this Trust Deed, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

(iii)
no provisions of this Trust Deed shall be construed to relieve the Trustee or the U.S. Trustee, as the case may be, from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

(a)	this subsection 9.2.1(iii) shall not be construed to limit the effect of subsection 9.2.1(i)

(b)
prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the duties and obligations of such trustee shall be determined solely by the express provisions of this Trust Deed, and such trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Deed, and no implied covenants or obligations shall be read into this Trust Deed against such trustee;

(c)
such trustee shall not be liable for any error of judgment made in good faith by a Trust Officer or Officers, unless it shall be proved that such trustee was negligent in ascertaining the pertinent facts; and

(d)
such trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of the Bonds pursuant to Section 13.6 (Directions of Bondholders) relating to the time, method and place of conducting any proceeding for any remedy available to such trustee, or exercising any trust or power conferred upon such trustee, under this Trust Deed;

(e)
no provision of this Trust Deed shall be construed as requiring the Trustee and the U.S. Trustee, as the case may be, to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity and/or security and prefunding to its satisfaction, against such risk or liability is not reasonably assured to it;

(f)
whether or not expressly so provided herein, every provision of this Trust Deed relating to the conduct of the U.S. Trustee or affecting the liability of or affording protection to the U.S. Trustee shall be subject to the provisions of this section 9.2.1; and

(g)	Section 1 of the Trustee Act 2000 shall not apply to this Trust Deed.

9.2.2	Determination of Questions

the Trustee or the U.S. Trustee, as the case may be, as between itself and the Bondholders shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Trust Deed and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of such trustee, shall be conclusive and shall bind such trustee and the Bondholders;

9.2.3	Trustees’ Discretion

the Trustee or the U.S. Trustee, as the case may be, shall (save as expressly otherwise provided herein) as regards all the trusts, powers, authorities and discretions vested in it by this Trust Deed or by operation of law, have the right to execute any of the trusts or powers thereunder or perform any duties thereunder. The Trustee or the U.S. Trustee, as the case may be, shall not be responsible for any loss, costs, damages, expenses, liabilities or inconveniences that may result from the exercise or non-exercise thereof but, whenever such trustee is under the provisions of this Trust Deed bound to act at the request or direction of the Bondholders, such trustee shall nevertheless not be so bound unless first indemnified and/or prefunded and/or provided with security to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all liabilities which it may incur by so doing;

9.2.4	Trustees’ Consent

any consent given by the Trustee or the U.S. Trustee, as the case may be, for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as such trustee may require;

9.2.5	Conversion of Currency

where it is necessary or desirable for any purpose in connection with this Trust Deed, to convert any sum from one currency to another it shall (unless otherwise provided by this Trust Deed or the Conditions or required by law) be converted at such rate(s) of exchange, in accordance with such method and as at such date for the determination of such rate(s) of exchange as may be agreed by the Trustee or the U.S. Trustee, as the case may be, in consultation with the Issuer and any rate of exchange, method and date so specified shall be binding on the Issuer and the Bondholders. For the avoidance of doubt, this Section 9.2.5 does not apply to any conversions of currency into Euros in accordance with Condition 9.1;

9.2.6	Responsibility

neither the Trustee nor the U.S. Trustee shall be responsible for the exchange of any Global Certificate for Definitive Certificates, or the delivery of any Bond to the persons entitled to them;

9.2.7	Error of Judgment

neither the Trustee nor the U.S. Trustee shall be liable for any error of judgment made in good faith by any officer or employee of the Trustee or the U.S. Trustee, as the case may be, assigned by the Trustee or U.S. Trustee, as the case may be, to administer its corporate trust matters;

9.2.8	Agents

the Trustee and the U.S. Trustee may, in the conduct of the trusts of this Trust Deed instead of acting personally, employ and pay an agent, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee and the U.S. Trustee (including the receipt and payment of money), provided that the Trustee and the U.S. Trustee exercise reasonable care in selecting such agent and the Trustee and the U.S. Trustee shall not be responsible for any misconduct or omission on the part of any person, or any liabilities incurred by reason of any such misconduct and/or omission, appointed by it hereunder or be bound to supervise the proceedings or acts of any such person;

9.2.9	Delegation

the Trustee or the U.S. Trustee, as the case may be, may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed; act by responsible officer(s) for the time being of such trustee and such trustee may also whenever it thinks fit, whether by power of attorney or otherwise, delegate to any person(s) or fluctuating body of Persons (whether being a co-trustee or separate trustee of this Trust Deed or not) all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate with the consent of such trustee) as such trustee may think fit in the interests of the Bondholders provided the Trustee exercises reasonable care in selecting such delegate and such trustee shall not be bound to supervise the proceedings or acts of such delegate or sub-delegate and shall not in any way or to any extent be responsible for any loss, liability, expense or damages incurred by any misconduct or default on the part of such delegate or sub-delegate;

9.2.10	Deposit of Documents

the Trustee or the U.S. Trustee, as the case may be, shall be at liberty to place this Trust Deed and all deeds and other documents relating to this Trust Deed in any safe deposit, safe or other receptacle selected by such trustee, in any part of the world, or with any bank or banking company, lawyer or firm of lawyers believed by it to be of good repute, in any part of the world, and such trustee shall not be responsible for or required to insure against any loss incurred in connection with any such deposit and the Issuer shall pay all sums required to be paid on account of or in respect of any such deposits; and

9.2.11	Confidential Information

the Trustee or the U.S. Trustee, as the case may be, shall not (unless required by law or ordered so to do by a court of competent jurisdiction) be required, subject to the Conditions, to disclose to any Bondholder confidential information or other information made available to such trustee by the Issuer in connection with this Trust Deed and no Bondholder shall be entitled to take any action to obtain from such trustee any such information.

9.3	Financial Matters

9.3.1	Professional Charges

Any trustee being a banker, lawyer, broker or other person engaged in any profession or business shall be entitled to charge and be paid all proper usual professional and other charges for business transacted and acts done by him or his partner or firm on matters arising in connection with the trusts of this Trust Deed and also his charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection with this Trust Deed, including matters which might or should have been attended in person by a trustee not being a banker, lawyer, broker or other professional person;

9.3.2	Expenditure by the Trustees

nothing contained in this Trust Deed shall require the Trustee or the U.S. Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, or prefunding for, such risk or liability is not reasonably assured to it; and

10.	COSTS AND EXPENSES

10.1	Remuneration

10.1.1	Normal Remuneration

The Issuer shall pay to the Trustee (in Euros) and the U.S. Trustee (in U.S. dollars) remuneration for their respective services as Trustee and the U.S. Trustee as from the date of this Trust Deed, such remuneration to be at such rate as may from time to time be agreed in writing between the Issuer and the Trustee and the U.S. Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). Such remuneration shall be payable in advance on the anniversary of the date hereof in each year and the first payment shall be made on the date hereof. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Bondholders) up to and including the date when, all the Bonds have been redeemed, fully repaid or converted, provided that if upon due presentation (if required pursuant to the Conditions) of any Bond or any cheque, payment of the moneys due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue.

10.1.2	Indemnity

The Issuer further agrees to indemnify each of the Trustee and the U.S. Trustee or any predecessor trustee and their agents for, and to hold them harmless against, any and all loss, damage, claims, actions, proceedings, demands, liability, cost or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee or the U.S. Trustee), arising out of or in connection with the acceptance or administration of the its trust or trusts hereunder,  including the costs and expenses of defending itself against any claim (whether asserted by the Issuer, or any Bondholder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in respect of any matter or thing done or omitted in any way relating to this Trust Deed, or in respect of all liabilities and expenses incurred by it or by any Appointee or other person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by this Trust Deed or in connection with enforcing the provisions of this Section, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence or wilful misconduct as determined by a final non-appealable ruling of a court of competent jurisdiction; provided that in no event shall the Trustee or the U.S. Trustee or any predecessor trustee and their agents be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether such trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

10.1.3	Extra Remuneration

In the event of the occurrence of an Event of Default or the Trustee or the U.S. Trustee considering it expedient or necessary or being requested by the Issuer or the Bondholders to undertake duties which the Trustee and the U.S. Trustee and the Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee and the U.S. Trustee under this Trust Deed, the Issuer shall pay to the Trustee or the U.S. Trustee, as applicable, such additional remuneration as shall be agreed between them.

10.1.4	Value Added Tax

The Issuer shall in addition pay to each of the Trustee and the U.S. Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under this Trust Deed. Where any party is required by the terms of this Trust Deed to reimburse or indemnify any other party for any cost or expense, such first party shall reimburse or indemnify such other party for the full amount of such cost or expense, including such part thereof as represents VAT or similar tax chargeable in respect thereof.

10.1.5	Expenses

The Issuer shall also pay or discharge all properly incurred costs, charges, expenses, disbursements and advances incurred by the Trustee or the U.S. Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Trust Deed, including but not limited to legal (including the compensation and disbursements of its agents and counsel) and travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Trustee or the U.S. Trustee in connection with any action taken or contemplated by or on behalf of the Trustee or the U.S. Trustee, as applicable, for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, this Trust Deed, except any such expense, cost, disbursement, charge or advance as may be directly attributable to its negligence or wilful misconduct.

10.1.6	Payment of Amounts Due

All amounts payable pursuant to sub-Section 10.1.5 (Expenses) shall be payable by the Issuer on the date specified in a demand by the Trustee or the U.S. Trustee.

10.1.7	Discharges

Unless otherwise specifically stated in any discharge of this Trust Deed, the provisions of this Section 10.1 (Remuneration) shall continue in full force and effect notwithstanding such discharge.

10.1.8	Payments

All payments to be made by the Issuer to the Trustee or the U.S. Trustee, as the case may be, under this Trust Deed shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within any relevant jurisdiction or any authority therein or thereof having power to tax, unless such withholding or deduction is required by law in that event, the Issuer shall pay such additional amounts as would have been received by it had no such withholding or deduction been required, provided that this Section 10.1.8 is without prejudice to Condition 10.2 of the Conditions and the Issuer is therefore under no obligation to pay any additional amounts in respect of the Bondholders or the holders of beneficial interests in the Bonds as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges relating to payments under the Bonds.

10.1.9	Certain Rights of the Trustee and the U.S. Trustee

Subject to the provisions of Section 10.1.10:

(i)
the Trustee and the U.S. Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties;

(ii)
whenever in the administration of this Trust Deed the Trustee or the U.S. Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate;

(iii)
the Trustee and the U.S. Trustee may consult with counsel of their selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorisation and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(iv)
the Trustee and the U.S. Trustee shall be under no obligation to exercise any of the rights or powers vested in them by this Trust Deed at the request or direction of any of the Bondholders pursuant to this Trust Deed, unless such Bondholders shall have offered to the Trustee and the U.S. Trustee security, indemnity or prefunding satisfactory to the Trustee and the U.S. Trustee against the costs, expenses and liabilities which might be incurred by them (without double-counting) in compliance with such request or direction;

(v)
the Trustee and the U.S. Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee and the U.S. Trustee, in their discretion, may make such further inquiry or investigation into such facts or matters as they may see fit, and, if the Trustee and the U.S. Trustee shall determine to make such further inquiry or investigation, they shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(vi)
the Trustee and the U.S. Trustee shall not be liable for any action taken, suffered, or omitted to be taken by them in good faith and reasonably believed by them to be authorised or within the discretion or rights or powers conferred upon them by this Trust Deed; and

(vii)	permissive rights granted to the Trustee or the U.S. Trustee, as the case may be, pursuant to this Trust Deed of the Conditions shall not constitute obligations or performance duties

10.1.10	Indemnity Fund

The Issuer shall make Indemnity Payments into the Account pursuant to this Section 10.1.10 and a separate agreement between the Issuer, Wilmington Trust (London) Limited and Wilmington Trust, National Association and an account bank or agent as may be necessary, on (1) the Issue Date and (2) each scheduled Payment Date in December 2016, June 2017 and December 2017. It is agreed and understood that the sum total of all Indemnity Payments to be made shall be U.S.$1,100,000; however, this should in no way be construed as a limit to or cap on the indemnity provided by the Issuer to the Indemnified Parties. All fees and expenses of the Trustee or the U.S. Trustee that are due and payable in the ordinary course, shall constitute payment obligations of the Issuer that are separate from and are not satisfied by the Indemnity Payments, shall not be paid out of or into the Account and shall be paid in accordance with the terms set out in Section 10.1.

The balance of the Account shall be held by the Indemnity Trustees on trust for the following purposes:

(i)
for the benefit of each Indemnified Party, to discharge any Obligation owed to such Indemnified Party that remains outstanding following a period of three (3) calendar months after such Obligation becomes due and payable; and

(ii)
to the extent that there are no outstanding Obligations owed to an Indemnified Party on the earlier of (a) the date falling three (3) calendar months after the date that all Bonds have been redeemed, cancelled or converted or (b) the date falling three (3) calendar months after the Issuer certifies to the Indemnity Trustees that there is unlikely to be any further Available Cash (other than pursuant to the release of funds standing to the credit of the Account), for the benefit of the Issuer absolutely. In such circumstances, the Indemnity Trustees will comply with any instructions of the Issuer as regards releasing the credit balance of the Account in accordance with the separate agreement referred to in this Section 10.1.10.

The Indemnity Trustees agree that (a) any rights, title and interest in the Account held in trust for the benefit of the Issuer in accordance with Section 10.1.10(ii), shall be transferred to the order and at the cost of the Issuer, upon demand, within two (2) Business Days of such demand. Upon transfer of the credit balance of the Account to the Issuer, the trusts referred to in this Section 10.1.10 shall be fully and finally discharged and (b) any payment made out of the Account in order to pay in full or in part, an unpaid claim under Section 10.1.2, is deemed to satisfy, in whole or in part as the case may be, the corresponding debt owing by the Issuer to the applicable Indemnity Trustee in respect of that unpaid indemnity claim.

It is agreed and understood that the Issuer shall have no right to make any withdrawal from, or demand funds standing to the credit of, the Account at any time, save to the extent that the credit balance of the Account is demanded by the Issuer in accordance with Section 10.1.10(ii).

10.2	Stamp Duties and Taxes

The Issuer will pay all stamp duties, registration taxes, capital duties and other similar duties or taxes (if any) payable in Iceland, England or any other applicable jurisdiction on (a) the constitution and issue of the Bonds, (b) the initial delivery of the Bonds, (c) any action taken by the Trustee or the U.S. Trustee (or any Bondholder where permitted or required under this Trust Deed so to do) to enforce the provisions of the Bonds or this Trust Deed, (d) the execution of this Trust Deed and (e) on conversion in the limited circumstances set out in Condition 6. If the Trustee or the U.S. Trustee (or any Bondholder where permitted under this Trust Deed so to do) shall take any proceedings against the Issuer in any other jurisdiction and if for the purpose of any such proceedings this Trust Deed or any Bonds is taken into any such jurisdiction and any stamp duties or other duties or taxes become payable thereon in any such jurisdiction, the Issuer will pay (or reimburse the person making payment of) such stamp duties or other duties or taxes (including penalties).

10.3	Exchange Rate Indemnity

Where payments are to be made in cash pursuant to the Conditions or the Trust Deed:

10.3.1	Currency of Account and Payment

the Contractual Currency is the sole currency of account and payment for all sums payable by the Issuer under or in connection with this Trust Deed and the Bonds;

10.3.2	Extent of Discharge

an amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding up or dissolution of the Issuer or otherwise) by the Trustee or the U.S. Trustee or any Bondholder in respect of any sum expressed to be due to it from the Issuer will only discharge the Issuer to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so); and

10.3.3	Indemnity

if that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed or the Bonds, the Issuer will indemnify the Trustee or the U.S. Trustee or any Bondholder against any loss sustained by it as a result. In any event, the Issuer will indemnify the recipient against the cost of making any such purchase.

10.4	Indemnities Separate

The indemnities in this Section 10 constitute separate and independent obligations from the other obligations in this Trust Deed, will give rise to separate and independent causes of action, will apply irrespective of any indulgence granted by the Trustee, the U.S. Trustee and/or any Bondholder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed or the Bonds or any other judgment or order. Any such loss as referred to in sub-Section 10.3.3 (Indemnity) shall be deemed to constitute a loss suffered by the Trustee or the U.S. Trustee and the Bondholders and no proof or evidence of any actual loss shall be required by the Issuer or their liquidator or liquidators.

11.	TRUSTEES

11.1	Eligibility and Appointment of Trustees

11.1.1
The power of appointing new trustees of this Trust Deed shall be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. There shall at all times be at least two trustees hereof, at least one of which shall be a trust corporation under English law and at least one of which shall be a corporation organised and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia, which (i) is authorised under such laws to exercise corporate trust powers, (ii) is subject to supervision or examination by federal, state, territorial or District of Columbia authority and (iii) shall at all times have (or, in the case of a corporation included in a bank holding company system, the related bank holding company will have) a combined capital and surplus of at least $150,000,000, as set forth in its (or its related bank holding company’s) most recent published annual report of condition. The U.S. Trustee will also comply with TIA § 310(b). Nothing in this Trust Deed will prevent the U.S. Trustee from filing with the SEC any application referred to in the penultimate paragraph of TIA § 310(b).

11.1.2	Any appointment of a new trustee hereof shall as soon as practicable thereafter be notified by the Issuer to the Agents and the Bondholders.

11.1.3	Neither the Issuer nor any person directly or indirectly controlling, controlled by, or under common control with the Issuer shall serve as a trustee under this Trust Deed.

11.2	Individual Rights of Trustee; Conflicts of Interest

The Trustee or the U.S. Trustee, as the case may be, in its individual or any other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee or U.S. Trustee. However, if the U.S. Trustee acquires any conflicting interest (within the meaning of TIA § 310) it must eliminate the conflict within ninety (90) days or resign. Any Paying, Transfer and Conversion Agent (pursuant to the applicable instrument under Section 13.10), Registrar or co-registrar may do the same with like rights.

11.3	Co-trustees

Notwithstanding the provisions of Section 11.1 (Eligibility and Appointment of Trustees), the Trustee and the U.S. Trustee may, upon giving prior notice to the Issuer but without the consent of the Issuer or the Bondholders, appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee and the U.S. Trustee:

11.3.1	if the Trustee and the U.S. Trustee consider such appointment to be in the interests of the Bondholders;

11.3.2	for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed;

11.3.3	for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction either of a judgment already obtained or of this Trust Deed; or

11.3.4	for the purpose of the Issuer complying with the qualification provisions of the TIA.

In the event that a co-trustee is qualified and appointed in addition to the Trustee and the U.S. Trustee, the rights, powers, duties, and obligations conferred or imposed upon the co-trustee shall be similarly conferred or imposed upon and exercised or performed by the Trustee and the U.S. Trustee, or by the Trustee, the U.S. Trustee and co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee and the U.S. Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations shall be exercised and performed by the co-trustee or separate trustee, as the case may be; provided that the Trustee and the U.S. Trustee shall only have the obligations and duties as are explicitly set forth in this Trust Deed.

11.4	Attorneys

The Issuer hereby irrevocably appoints each of the Trustee and the U.S. Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a Person shall (subject always to the provisions of this Trust Deed) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee and the U.S. Trustee by this Trust Deed) and such duties and obligations as shall be conferred on such Person or imposed by the instrument of appointment. The Trustee and the U.S. Trustee shall have power in like manner to remove any such Person. Such proper remuneration as the Trustee and the U.S. Trustee may pay to any such Person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Trust Deed be treated as costs, charges and expenses incurred by the Trustee and the U.S. Trustee.

11.5	Replacement of Trustees

Subject to this Section 11.5, any Trustee or U.S. Trustee for the time being of this Trust Deed may retire at any time upon giving not less than two calendar months’ notice in writing to the Issuer without assigning any reason therefor and without being responsible for any costs occasioned by such retirement.

The holders of a majority in aggregate principal amount of the Bonds then Outstanding may remove the Trustee or the U.S. Trustee by notifying the Trustee or the U.S. Trustee, as the case may be, in writing.

11.5.1	The Issuer may remove the Trustee or the U.S. Trustee if:

(i)	the Trustee or the U.S. Trustee, as the case may be, fails to comply with Section 11.1 (Eligibility and Appointment of Trustees) hereof;

(ii)	the Trustee or the U.S. Trustee, as the case may be, is adjudged bankrupt or insolvent;

(iii)	a receiver or other public officer takes charge of the Trustee or the U.S. Trustee, as the case may be, or its property; or

(iv)	the Trustee or the U.S. Trustee, as the case may be, otherwise becomes incapable of acting.

11.5.2
Subject to Section 11.1 (Eligibility and Appointment of Trustee), if the Trustee or the U.S. Trustee, as the case may be, resigns, is removed by the Issuer or by the holders of a majority in aggregate principal amount of the Bonds then Outstanding, or if a vacancy exists in the office of the Trustee or the U.S. Trustee, as the case may be, for any reason (the Trustee or the U.S. Trustee, as the case may be, in such event being referred to herein as the “Retiring Trustee” or “Retiring U.S. Trustee”), the Issuer will promptly appoint a successor Trustee or U.S. Trustee, as the case may be. The retirement of any Trustee or the U.S. Trustee, as the case may be, shall not become effective unless there remains a trustee hereof (being, in the case of the Trustee, a trust corporation under English law) in office after such retirement.

11.5.3
A successor Trustee or U.S. Trustee, as the case may be, will deliver a written acceptance of its appointment to the Retiring Trustee or the Retiring U.S. Trustee, as the case may be, and to the Issuer. Thereupon, the resignation or removal of the Retiring Trustee or the Retiring U.S. Trustee, as the case may be, will become effective, and the successor Trustee or successor U.S. Trustee, as the case may be, will have all the rights, powers and duties of the Trustee or the U.S. Trustee, as the case may be, under this Trust Deed. The successor Trustee or U.S. Trustee, as the case may be, will send a notice of its succession to Bondholders or may ask the Issuer to publish the notice of succession on the Bondholder Website. The Retiring Trustee or the Retiring U.S. Trustee, as the case may be, will, upon payment of all of its costs and the costs of its agents and counsel properly reimbursable to it under the terms of this Trust Deed, promptly transfer all property held by it as Trustee or U.S. Trustee, as the case may be to the successor Trustee or U.S. Trustee.

11.5.4
The Issuer hereby covenants that in the event of the only trustee hereof which is a trust corporation under English law giving notice under this Section 11.5, it shall use its reasonable endeavours to procure a new trustee, being a trust corporation, to be appointed and if the Issuer does not procure the appointment of a new trustee within sixty (60) days of such notice being given by the Trustee or the U.S. Trustee, as the case may be, the Trustee or the U.S. Trustee may appoint a new trustee. If a successor Trustee or U.S. Trustee, as the case may be, does not take office within sixty (60) days after the Retiring Trustee or Retiring U.S. Trustee, as the case may be, resigns or is removed, the Retiring Trustee or Retiring U.S. Trustee, the Issuer or the holders of at least 10% of the aggregate principal amount of the Bonds then Outstanding may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee or U.S. Trustee, as the case may be.

11.5.5
If the Trustee or the U.S. Trustee, as the case may be, after written request by any Bondholder, fails to comply with Section 11.1 (Eligibility and Appointment of Trustees) hereof, such Bondholder may petition any court of competent jurisdiction for the removal of the Trustee or the U.S. Trustee, as the case may be, and the appointment of a successor Trustee or the U.S. Trustee, as the case may be.

11.5.6
Notwithstanding the replacement of the Trustee or the U.S. Trustee, as the case may be, pursuant to this Section 11.5, the provisions under Section 9.1.6 (No obligation to monitor) hereof will continue for the benefit of the Retiring Trustee or the Retiring U.S. Trustee, as the case may be.

11.6	Notice of Defaults

If a Default occurs and is continuing and is actually known to a Trust Officer, the Trustee will send to each Bondholder notice at its address in the Register or (for holders of Bond Interests) the Ledger of the Default within ten (10) days after such Default first occurs, or, if it is not known to the Trustee at such time, promptly (and in any event within ten (10) Business Days) after it is known to a Trust Officer.

11.7	Reports by Trustee to the Bondholders

If required by TIA § 313(a), the U.S. Trustee will, within sixty (60) days after each June 30 following the Issue Date, mail to each Bondholder (and each other Person specified in TIA § 313(c)) at its address in the Register or (for holders of Bond Interests) the Ledger, and file as required by TIA §313(d), a brief report dated as at June 30 that complies with TIA § 313(a).

The U.S. Trustee will also comply with TIA § 313(b). The U.S. Trustee will simultaneously send a copy of each such report to the Issuer. The Issuer will promptly notify the Trustee and the U.S. Trustee of the listing or delisting of the Bonds on or from any stock exchange, if applicable.

11.8	Preferential Collection of Claims Against the Issuer

The U.S. Trustee will comply with TIA § 311(a), excluding any creditor relationship set forth in TIA § 311(b). The U.S. Trustee or any successor who has resigned or been removed will be subject to TIA § 311(a) to the extent set forth therein.

11.9	Collection Suit by Trustee

If an Event of Default as specified in the Conditions occurs and is continuing, each of the Trustee and the U.S. Trustee, as the case may be, but without seeking or obtaining any double recovery, is authorised to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal of the Bonds.

11.10	Trustee and U.S. Trustee May File Proofs of Claim

The Trustee and the U.S. Trustee are authorised, but without seeking or obtaining any double recovery, to file such proofs of claim and other papers or documents as may be necessary or advisable to have the claims of the Trustee and the U.S. Trustee and the Bondholders allowed in any judicial proceedings relative to the Issuer, its creditors or its property and, unless prohibited by law or applicable regulations, will be entitled to collect, receive and distribute any money or other property payable or deliverable on any such claims, and any receiver, trustee, assignee, liquidator, custodian or similar official under any U.S. Bankruptcy Law in any such judicial proceeding is authorised by each Bondholder to make such payments to the Trustee or the U.S. Trustee, as the case may be, and in the event that the Trustee or the U.S. Trustee consents to the making of such payments directly to the Bondholders, to pay to the Trustee or the U.S. Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances properly incurred or made by it, its agents and counsel, and any other amounts as required hereof.

To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee or the U.S. Trustee, its agents and counsel, and any other amounts properly due the Trustee or the U.S. Trustee under this Trust Deed out of the estate in any such proceeding, will be denied for any reason, payment of the same will be secured by a lien on, and will be paid out of, any and all distributions, dividends, money, securities and other properties that the Bondholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganisation or arrangement or otherwise.

Nothing herein contained will be deemed to authorise the Trustee or the U.S. Trustee to authorise or consent to, or to accept or to adopt on behalf of any Bondholder, any plan of reorganisation, arrangement, adjustment or composition affecting the Bonds or the rights of any Bondholder, or to authorise the Trustee or the U.S. Trustee to vote in respect of the claim of any Bondholder in any such proceeding.

11.11	Powers additional

The powers conferred by this Trust Deed upon the Trustee or the U.S. Trustee shall be in addition to any powers which may from time to time be vested in it by general law or as the holder of any of the Bonds.

11.12	Merger

Any corporation or corporate entity into which the Trustee, or the U.S. Trustee, as applicable, may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee or the U.S. Trustee, as applicable, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee or the U.S. Trustee, as applicable, shall be the successor of the Trustee or the U.S. Trustee, as applicable, hereunder, provided such corporation or corporate entity shall be otherwise qualified and eligible under this Section 11.12, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

12.	SATISFACTION AND DISCHARGE OF TRUST DEED; UNCLAIMED MONEYS

12.1	Discharge of Trust Deed

If at any time—

12.1.1
the Issuer shall have delivered to the Trustee for cancellation all Bonds theretofore authenticated appertaining thereto (other than (i) Bonds which have been destroyed, lost or stolen and which have been replaced or paid; and (ii) Bonds for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust), or

12.1.2
all the Bonds not yet delivered to the Trustee for cancellation (i) shall have become due and payable, or (ii) are by their terms to become due and payable within one year or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Issuer in the case of (i) or (iii) above shall deposit or cause to be deposited with the Trustee as trust funds the entire amount (other than moneys repaid by the Trustee or any Paying, Transfer and Conversion Agent to the Issuer in accordance with Section 12.4 (Return of Unclaimed Moneys)) sufficient to pay at maturity or upon redemption all of the Bonds not therefore delivered to the Trustee for cancellation, including principal and premium, if any, to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer with respect to the Bonds, then this Trust Deed shall cease to be of further effect with respect to the Bonds, and the Trustee, on demand of and at the cost and expense of the Issuer and subject to Section 13.4 (Certificate and Opinion as to Conditions Precedent), shall execute proper instruments acknowledging satisfaction of and discharging this Trust Deed with respect to the Bonds. The Issuer agrees to reimburse the Trustee and the U.S. Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and the U.S. Trustee in connection with this Trust Deed or the Bonds.

The Issuer will deliver to the Trustee and the U.S. Trustee an Officers’ Certificate and an Opinion of Counsel which together shall state that all conditions precedent herein provided for relating to the satisfaction and discharge of this Trust Deed have been complied with.

12.2	Deposited Moneys to be Held in Trust by Trustee or U.S. Trustee

Subject to the provisions of Section 13.10 (Provisions as to Paying, Transfer and Conversion Agents), all moneys deposited with the Trustee or the U.S. Trustee pursuant to Section 11 (Trustees) shall be held in trust and applied by it to the payment, either directly or through any Paying, Transfer and Conversion Agent (or the Issuer acting as its own paying agent), to the Persons entitled thereto, of all sums due and to become due thereon for principal and premium, if any, for which payment of such money has been deposited with the Trustee or the U.S. Trustee.

12.3	Paying, Transfer and Conversion Agents to Repay Moneys Held

In connection with the satisfaction and discharge of this Trust Deed with respect to the Bonds, all moneys with respect to the Bonds then held by any Paying, Transfer and Conversion Agent under the provisions of this Trust Deed shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such Paying, Transfer and Conversion Agent shall be released from all further liability with respect to such moneys.

12.4	Return of Unclaimed Moneys

Any moneys deposited with or paid to the Trustee or any Paying, Transfer and Conversion Agent for the payment of the principal of and premium, if any, on the Bonds and not applied but remaining unclaimed for two (2) years after the date upon which such principal and premium, if any, shall have become due and payable, shall be repaid to the Issuer by the Trustee or such Paying, Transfer and Conversion Agent on demand, and the holder of such Bonds shall thereafter, as an unsecured general creditor, look only to the Issuer for any payment which such holder may be entitled to collect and all liability of the Trustee or any Paying, Transfer and Conversion Agent with respect to such moneys shall thereupon cease.

13.	MISCELLANEOUS

13.1	Addresses for Notices

All notices and other communications hereunder shall be made in writing and in English (by letter or fax), shall be posted to a dedicated web-site maintained by the Issuer for the benefit of Bondholders generally and shall be sent as follows:

13.1.1	LBI ehf.

Address:	Álfheimar 74, 104 Reykjavík, Republic of Iceland

Fax:	+354 420 3920

Email:	HBackman@lbi.is

Attention:	Halldor Backman

13.1.2	Trustee

Address:	Wilmington Trust (London) Limited, Third Floor, King’s Arms Yard, London EC2R 7AF

Fax:	+44 20 7397 3601

Attention:	The Directors

E-mail:	adminlondon@wilmingtontrust.com

13.1.3	U.S. Trustee

Address:	Wilmington Trust, National Association, Global Capital Markets, Suite 2 R, 166 Mercer Street, New York, NY 10012

Fax:	212 343 1079

Tel:	212 941 4415

E-mail:	aberman@wilmingtontrust.com|

Attention:	Adam Berman

or to such other address or on such other fax number or for the attention of such other Person or department of which notice in writing has been given to the parties hereto in accordance with the provisions of this Section 13.1.

13.2	Effectiveness of Notices

Every notice or other communication sent in accordance with Section 13.1 (Addresses for Notices) shall, if sent by letter, be deemed to have been delivered seven (7) days after the time of despatch and if sent by fax it shall be deemed to have been delivered at the time of despatch provided that any such notice or other communication which would otherwise take effect after 4.00 p.m. on any particular day shall not take effect until 10.00 a.m. on the immediately succeeding Business Day in the place of the addressee and if posted to the Bondholder Website, deemed to have been delivered on the date of posting unless otherwise expressly stated in the notice or other communication.

13.3	Communications by Bondholders with Other Bondholders

Bondholders may communicate pursuant to TIA § 312(b) with other Bondholders with respect to their rights under this Trust Deed or the Bonds. The Issuer, the Trustee, the U.S. Trustee and all other Persons thereby permitted will have the protection of TIA § 312(c).

13.4	Certificate and Opinion as to Conditions Precedent

Upon any request or application by the Issuer to the Trustee or the U.S. Trustee to take any action under this Trust Deed, the Issuer will furnish to the Trustee or the U.S. Trustee, as the case may be:

13.4.1
an Officers’ Certificate stating that, in the judgment or opinion of the signers, all conditions precedent, if any, provided for in this Trust Deed relating to the proposed action have been complied with; and

13.4.2
an Opinion of Counsel stating that, in the judgment or opinion of such counsel, all such conditions precedent relating to the proposed action (to the extent of legal conclusions and subject to reasonable assumptions and exclusions) have been complied with.

13.5	Statements Required in Certificate or Opinion

Each Officers’ Certificate or Opinion of Counsel with respect to compliance with a covenant or Condition (hereof) provided for in this Trust Deed will include:

13.5.1	a statement that each Person making such Officers’ Certificate or Opinion of Counsel has read such covenant or Condition;

13.5.2
a brief statement as to the nature and scope of the examination or investigation upon which the statements, judgments or opinions contained in such Officers’ Certificate or Opinion of Counsel are based;

13.5.3
a statement that, in the judgment or opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed judgment or opinion to whether or not such covenant or Condition has been complied with; and

13.5.4	a statement that, in the judgment or opinion of such Person, such covenant or Condition has been complied with.

13.6	Directions of Bondholders

Pursuant to § 316(a)(1) of the TIA, the rights and obligations under § 316(a)(1)(A) are hereby expressly excluded from this Trust Deed.

13.7	Waiver of Past Defaults

Pursuant to § 316(a)(1) of the TIA, the rights and obligations under § 316(a)(1)(B) are hereby expressly excluded from this Trust Deed.

13.8	Rules by Trustees

The Trustee or the U.S. Trustee, as the case may be, may make reasonable rules for action by, or a meeting of, Bondholders.

13.9	Undertaking for Costs

In any suit for the enforcement of any right or remedy under this Trust Deed or in any suit against the Trustee or the U.S. Trustee, as the case may be, for any action taken or omitted by it as Trustee or the U.S. Trustee, as the case may be, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defences made by the party litigant. This Section 13.9 does not apply to a suit by the Trustee or the U.S. Trustee, as the case may be or a suit by holders of more than 10% in aggregate principal amount of the Bonds then Outstanding.

13.10	Provisions as to Paying, Transfer and Conversion Agents

For each Paying, Transfer and Conversion Agent appointed by the Issuer, including the Principal, Paying, Transfer and Conversion Agent, other than the Trustee or the U.S. Trustee with respect to the Bonds, the Issuer hereby agrees that it will endeavour to have such Paying, Transfer and Conversion Agent agree with the Trustee and the U.S. Trustee, subject to the provisions of this Section 13.10:

(i)
that it will hold sums held by it as such Paying, Transfer and Conversion Agent for the payment of the principal of and premium, if any, on the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will notify the Trustee of the receipt of sums to be so held;

(ii)	that it will give the Trustee, notice of any failure by the Issuer to make any payment of the principal of or premium, if any, on the Bonds when the same shall be due and payable; and

(iii)
that at any time when any such failure has occurred and is continuing, it will, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying, Transfer and Conversion Agent.

13.10.2
If the Issuer acts as its own paying agent, it will, on or before each due date of the principal of and premium, if any, on the Bonds, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal and premium, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Issuer will promptly notify the Trustee, of any failure to take such action.

13.10.3
Whenever the Issuer shall have one or more Paying, Transfer and Conversion Agents with respect to the Bonds, it will, on or prior to each due date of the principal of and premium, if any, on the Bonds, deposit with a Paying, Transfer and Conversion Agent a sum sufficient to pay the principal and premium, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or premium, and (unless such Paying, Transfer and Conversion Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

13.10.4
Anything in this Section 13.10 to the contrary notwithstanding, the Issuer may, at any time, for the purpose of obtaining the satisfaction and discharge of this Trust Deed with respect to the Bonds, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for the Bonds by it or any Paying, Transfer and Conversion Agent hereunder as required by this Section 13.10, such sums to be held by the Trustee upon the trusts herein contained, and upon such payment by any Paying, Transfer and Conversion Agent to the Trustee, such Paying, Transfer and Conversion Agent shall be released from all further liability with respect to such money.

13.10.5
Anything in this Section 13.10 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 13.10 is subject to the provisions of Sections 12.3 (Paying, Transfer and Conversion Agents to Repay Moneys Held) and 12.4 (Return of Unclaimed Moneys).

13.11	Acts of Bondholders

Unless otherwise indicated in the Conditions, any request, demand, authorisation, direction, notice, consent, waiver or other action provided by this Trust Deed to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Trustee or the U.S. Trustee, as the case may be, and (to the extent required herein) to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Trust Deed and conclusive in favour of the Trustee and the U.S. Trustee and the Issuer, if made in the manner provided in this Section 13.11.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorised by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer’s individual capacity, such certificate or affidavit will also constitute sufficient proof of such signer’s authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee or the U.S. Trustee, as the case may be, deems sufficient.

Any request, demand, authorisation, direction, notice, consent, waiver or other Act of the Bondholder of any Bond will bind every future Bondholder of the same Bond and the Bondholder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the U.S. Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

If the Issuer will solicit from the Bondholders any request, demand, authorisation, direction, notice, consent, waiver or other Act, the Issuer may, at its option, by or pursuant to a resolution by its Board of Directors, fix in advance a record date for the determination of Bondholders entitled to give such request, demand, authorisation, direction, notice, consent, waiver or other Act, but the Issuer will have no obligation to do so. If such a record date is fixed, such request, demand, authorisation, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the holders of record at the Close of Business on such record date will be deemed to be holders for the purposes of determining whether Bondholders of the requisite proportion of outstanding Bonds have authorised or agreed or consented to such request, demand, authorisation, direction, notice, consent, waiver or other Act, and, for that purpose, the outstanding Bonds will be computed as of such record date; provided that no such authorisation, agreement or consent by the Bondholders on such record date will be deemed effective unless it will become effective pursuant to the provisions of this Trust Deed not later than six (6) months after the record date.

14.	LAW AND JURISDICTION

14.1	Governing Law

(i)
This Trust Deed, the Bonds and any non-contractual obligations arising out of, or in connection with them, shall (except for Condition 6 of the Bonds and any non-contractual obligations arising out of or in connection therewith, which is governed by, and shall be construed in accordance with Icelandic law) be governed by and construed in accordance with English law, to the extent there is no conflict with the TIA or the laws of the State of New York, as applicable. If there is such a conflict, the laws of the State of New York shall apply in respect of the relevant provision;

(ii)
The Trustee’s actions, rights, duties and obligations under this Trust Deed shall be governed by and construed in accordance with English law, to the extent there is no conflict with the TIA or the laws of the State of New York, as applicable. If there is such a conflict, the laws of the State of New York shall apply in respect of the relevant provision; and

(iii)	The U.S. Trustee’s actions, rights, duties and obligations under this Trust Deed shall be governed by and construed in accordance with the TIA and the laws of the State of New York, as applicable.

14.2	Jurisdiction

The Issuer agrees for the benefit of the Trustee and the Bondholders, that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any dispute, which may arise out of or in connection with this Trust Deed (respectively, “Proceedings” and “Disputes”) or the Bonds and for such purposes, irrevocably submits to the jurisdiction of such courts; provided that, the Issuer, for the benefit of the U.S. Trustee and Bondholders, hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in the State and City of New York, County and Borough of Manhattan, and any appellate court from any thereof, in any Proceedings or Disputes involving (i) the U.S. Trustee’s actions, rights, duties and obligations under this Trust Deed, (ii) the Trustee’s actions, rights, duties and obligations under this Trust Deed, to the extent that, with respect to such actions, rights, duties and obligations, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable, or (iii) the enforcement of any rights of Bondholders to the extent that, with respect to such rights, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable.

14.3	Appropriate Forum

The Issuer irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum. The Issuer irrevocably waives any objection which it might now or hereafter have to any New York or federal court being nominated as the forum to hear and determine any Proceedings or Disputes and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

14.4	Process Agent

The Issuer agrees that the process by which any Proceedings in England are begun may be served on it by being delivered to MoFo Notices Limited, at its registered office in England for the time being, currently CityPoint, One Ropemaker Street, London EC2Y 9AW, or at any other address for the time being at which process may be served on such Person in accordance with Part 37 of the Companies Act 2006 (as modified or re-enacted from time to time). The Issuer agrees that the process by which any Proceedings in the United States are begun may be served on it by being delivered to Corporation Service Company, 1180 Avenue of the Americas, Suite 2101, New York, New York, 10036-8401.  Nothing herein shall affect the right of the Trustee or the U.S. Trustee, as the case may be, to serve process in any other manner permitted by law.

14.5	Severability

In case any provision in or obligation under this Trust Deed shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

14.6	Contracts (Rights of Third Parties) Act 1999

Other than the Bondholders, no Person shall have any right to enforce any provision of this Trust Deed under the Contracts (Rights of Third Parties) Act 1999. The Bondholders shall be entitled to enforce any terms of this Trust Deed pursuant to which they receive any benefit.

14.7	TIA Controls

If any provision of this Trust Deed limits, qualifies or conflicts with another provision that is required to be included in this Trust Deed by the TIA, then the required provision of the TIA will control.

14.8	Counterparts

This Trust Deed may be executed in any number of counterparts, each of which shall be deemed an original.

14.9	Force Majeure

In no event shall the Trustee or the U.S. Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee or the U.S. Trustee, as the case may be, shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

14.10	Calculations

Except as explicitly stated herein, the Issuer shall be responsible for making all calculations required pursuant to this Trust Deed and the Bonds, including, without limitation, calculations with respect to determinations of the conversion price and conversion rate applicable to the Bonds. The Issuer shall make all such calculations in good faith and, absent manifest error, the Issuer’s calculations shall be binding on the Bondholders. The Issuer shall provide a written schedule of such calculations to the Trustee, and the Trustee shall be entitled to conclusively rely upon the accuracy of the Issuer’s calculations without responsibility for independent verification thereof.

14.11	USA PATRIOT Act of 2001

The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act of 2001 (the “USA PATRIOT Act”), the Trustee and the U.S. Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, are required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee or the U.S. Trustee. The parties to this Trust Deed further agree that they will provide the Trustee and the U.S. Trustee with such information as they may request in order for the Trustee and the U.S. Trustee to satisfy the requirements under the USA PATRIOT Act.

IN WITNESS WHEREOF, the undersigned have executed this Trust Deed as a deed and delivered it on the day and year first written above.

LBI ehf.

By:
Title:
Title:

By:
Name:
Title:

By:
Name:
Title:

Wilmington Trust (London) Limited as Trustee

By:
Name:
Title:

By:
Name:
Title:

Wilmington Trust, National Association as U.S. Trustee

By:
Name:
Title:

Schedule 1

TERMS AND CONDITIONS

The following are the terms and conditions of the Bonds substantially in the form in which they will be endorsed on the definitive registered bonds (if issued) and referred to in the Registered Global Certificate.

The issue on [_____] of €[___]1 Convertible Bonds due 30 November 2035 (the “Bonds”) is made pursuant to the Composition (as defined below) of LBI ehf. (the “Issuer”).

The Bonds are convertible in the manner described below into fully paid Class A Shares (defined below).

The Bonds are constituted by a trust deed (as amended or supplemented from time to time, the “Trust Deed”) dated [_____] and made between the Issuer, Wilmington Trust (London) Limited (as “Trustee”) and Wilmington Trust, National Association, (as “U.S. Trustee”) for the holders (as defined below) of the Bonds. The terms “Trustee” and “U.S. Trustee” shall, where the context so permits, include all other persons for the time being acting as Trustee or U.S. Trustee, respectively, under the Trust Deed.

The Issuer has entered into a paying, transfer and conversion agency agreement (as amended or supplemented from time to time, the “Agency Agreement”) dated [_____] with U.S. Bank National Association, as principal paying,  transfer and conversion agent (the “Principal Paying, Transfer and Conversion Agent”), registrar (the “Registrar”), custodian (the “Bond Custodian”) and the other paying, transfer and conversion agents appointed from time to time thereunder (each, including the Principal Paying, Transfer and Conversion Agent, a “Paying, Transfer and Conversion Agent” and, together with the Registrar and the Principal Paying, Transfer and Conversion Agent, the “Agents”) relating to the Bonds. References to the “Principal Paying, Transfer and Conversion Agent”, “Registrar” and “Agents” below are references to the principal paying, transfer and conversion agent, registrar, transfer agent and agents for the time being for the Bonds.  The statements in these terms and conditions (the “Conditions”) include summaries of, and are subject to, the detailed provisions of the Trust Deed, the Agency Agreement and the Issuer’s Articles of Association. Unless otherwise defined, capitalised terms used in these Conditions have the meaning specified in the Trust Deed.

The Bondholders are entitled to the benefit of the Trust Deed and are bound by and are deemed to have notice of, all the provisions of the Trust Deed and the provisions of the Agency Agreement applicable to them. Transfers of the Bonds are subject to the Stapling Requirement (as defined herein) and the Issuer’s Articles of Association. The provisions of Condition 6 relating to the conversion of the Bonds into Class A Shares of the Issuer are also subject to the Issuer’s Articles of Association.

Copies of the Trust Deed and the Agency Agreement are available for inspection during normal business hours at the specified office of the Trustee, being at the date hereof at 1 King’s Arms Yard, London, EC2R 7AF, United Kingdom. A copy of the Issuer’s Articles of Association will be posted to the Bondholder Website.

1	Amount to be inserted, subject to applicable exchange rate conversion into EUR, on the Issue Date.

1.	Form, Denomination, Title and Status

1.1	Form and Denomination

The Bonds will be initially represented by one or more global certificates in registered form (the “Registered Global Certificate”) without interest coupons attached and in minimum denominations of €1.00 (the “Specified Denomination”) and in integral multiples of €1.00 in excess thereof.

Owners of beneficial interests in a Registered Global Certificate will be entitled or required, as the case may be, under certain limited circumstances, to receive physical delivery of certificated Bonds (each a “Definitive Certificate”) in fully registered, definitive form. Definitive Certificates shall be serially numbered.

The Registered Global Certificates will be in, or substantially in, the forms set out in Schedules 1 and 2 of the Trust Deed. The Definitive Certificates will be in or substantially in the forms set out in, Schedules 3 and 4 of the Trust Deed.

A Registered Global Certificate, if admitted into a Clearing System, will be deposited with and registered in the name of, a custodian or common depository (or nominee thereof) holding such Registered Global Certificate on behalf of one or more Clearing Systems. If the Registered Global Certificate is held by a custodian or common depository (or nominee thereof) on behalf of one or more Clearing Systems, beneficial interests in the Registered Global Certificate may only be held through a Clearing System and Bondholders may (i) hold their interests in the Registered Global Certificate directly through any Clearing System, if they are accountholders in such systems, or indirectly through organisations that are accountholders in such systems, and (ii) may not hold such interests other than through a Clearing System. Each Registered Global Certificate, so delivered and registered, shall be exchangeable, in accordance with its terms, for Definitive Certificates.

If Registered Global Certificates are not admitted into a Clearing System, each Registered Global Certificate shall be delivered to and registered in the name of a Bond Custodian, and the holder of each Bond Interest (as defined in the Trust Deed) shall be recorded as such in the Register. Each Registered Global Certificate so delivered and registered shall be exchangeable, in accordance with its terms, (i) for a Registered Global Certificate eligible for admission into a Clearing System in accordance with Condition 7, or (ii) for Definitive Certificates.

1.2	Title

Title to the Bonds will pass by transfer and registration in the Register, as described in Condition 3.

For so long as any of the Bonds are represented by one or more Registered Global Certificates held on behalf of a Clearing System, each person (other than another relevant Clearing System) who is for the time being shown in the records of such Clearing System as the holder of a particular principal amount of such Bonds (in which regard any certificate or other document issued by the relevant Clearing System as to the principal amount of such Bonds standing to the account of any person shall be conclusive and binding for all purposes) shall be treated by the Trustee, the U.S. Trustee, the Issuer and its Agents as the holder of such principal amount of such Bonds for all purposes other than with respect to the payments of principal (if any) on such Bonds, for which purpose the custodian or common depository (or nominee thereof) in whose name any such Registered Global Certificate is registered, shall be treated by the Trustee, the U.S. Trustee, the Issuer and its Agents as the holder of such principal amount of such Bonds in accordance with and subject to the terms of the Registered Global Certificate.

For so long as any of the Bonds are represented by one or more Registered Global Certificates which are not eligible for admission into a Clearing System, and any such Registered Global Certificate is held by and registered in the name of the Bond Custodian, the holder of each Bond Interest who is recorded as such in the sub-register (the “Ledger”) of Bond Interests established and maintained as part of the Register shall be treated by the Trustee, the U.S. Trustee, the Issuer and its Agents as if such person was the holder of Bonds in the aggregate principal amount of Bond Interests recorded in its name in the Register for all purposes other than with respect to the payments of principal (if any) on such Bonds, for which purpose the Bond Custodian shall be treated by the Trustee, the U.S. Trustee, the Issuer and its Agents as the holder of such principal amount of such Bonds in accordance with and subject to the terms of the Registered Global Certificate(s). The Registrar shall, if requested in writing by a holder of Bond Interests who is recorded as such in the Register, provide such holder with a statement of such registration and the amount of Bond Interests so registered, albeit the entries in the Ledger are the sole conclusive determinants of title to the Bond Interests.

In these Conditions, reference to the “holder(s)” of the Bonds or the “Bondholders” shall be construed in accordance with the two paragraphs above.

For so long as any of the Bonds are represented by one or more Registered Global Certificates held on behalf of a Clearing System, the Issuer expects that any such Clearing System or its respective nominees, as the case may be, upon receipt of any payments of principal in respect of a Registered Global Certificate, will immediately credit the accounts of its accountholders with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Registered Global Certificate as shown on the records of that Clearing System or their respective nominees, as the case may be. In those circumstances, the Issuer also expects that payments by direct participants in any relevant Clearing System, to owners of beneficial interests in such Registered Global Certificate held through such participants will be governed by standing instructions and customary practices, as is typically the case with securities held for the accounts of customers registered in the name of nominees for such customers. Such payments will be the responsibility of such participants and the Issuer accepts no liability therefor.

1.3	Status

The Bonds constitute direct, unconditional, unsubordinated and unsecured obligations of the Issuer and rank and will rank at all times pari passu and rateably, without any preference among themselves, and at least equally with all other existing, future unsecured and unsubordinated obligations of the Issuer, save for such obligations that may be preferred by provisions of law that are mandatory and of general application.

2.	Interpretation

2.1	In these Conditions, unless otherwise provided:

“113 Claim” means an unsecured Claim in accordance with Article 113 of the Bankruptcy Act (or any number of such unsecured Claims) lodged in the Winding-up Proceedings.

“113 Claims Reserve” means the reserve account established by the Winding-up Board in the name of and maintained by the Issuer, containing FX and/or Bonds held against or in respect of (a) Disputed Claims, (b) Contingent Claims, and (c) recognised 113 Claims where the Issuer is unable to transfer any payment, Bonds or Shares to a Composition Creditor.

“Affiliate” means, in relation to any person, a subsidiary of that person or a holding company of that person or any other subsidiary of that holding company, where a reference to a holding company or a subsidiary means a holding company or a subsidiary (as the case may be) as defined in section 1159 of the Companies Act 2006.

“Agents” means as defined in the Paying Transfer and Conversion Agency Agreement.

“Alternative Settlement” means the settlement of the Bonds (or any Alternative Settlement Bonds issued in replacement for the Bonds) in the Clearing Systems pursuant to Condition 7.

“Alternative Settlement Bonds” means the bonds which are issued in replacement for the Bonds, subject to terms and conditions which in form are the same or substantially the same as the Conditions, subject only to such amendments thereto as may be required to ensure the eligibility of the Alternative Settlement Bonds for admission to a Clearing System as the Board of Directors may approve.

“Alternative Settlement Date” has the meaning given to it in Condition 7.3.

“Alternative Settlement Instruction” means the form of Alternative Settlement Instruction (for the time being current) available on the Bondholder Website.

“Alternative Settlement Instruction Cut-Off Date” has the meaning given to it in Condition 7.5.

“Articles of Association” means the amended articles of association of the Issuer to be adopted as part of the fulfilment of the Composition, as the same may be subsequently amended in accordance with their terms and applicable law.

“Available Cash” means (i) all FX held by the Issuer on the Effective Date, (ii) all FX realised by the Issuer after the Effective Date,  (iii) all FX reserved for Disputed Claims, Contingent Claims, Disputed Priority Claims or Contingent Priority Claims, which become available for application in payment on the Bonds after resolution of any such Claims, but excludes any FX necessary to pay and/or fund (a) Priority Claims in accordance with the Composition, (b) any Reserves or amounts standing to the credit of accounts established in respect of these Reserves, and (c) the total amount of operational or other expenditures denominated in FX as set out in the Budget for each applicable financial year.

“Bankruptcy Act” means the Act on Bankruptcy, etc. No. 21/1991 of Iceland (as amended).

“Board of Directors” means the board of directors of the Issuer from time to time.

“Bond Custodian” means, if applicable, a custodian appointed by the Issuer to hold one or more Registered Global Certificates on behalf of the Bondholders.

“Bond Interest(s)” means, with respect to any Bond represented by a Registered Global Certificate not held in a Clearing System, the beneficial interest in that Bond, as evidenced by the entry in respect of that Bond and its Bond Interests made in the Register.

“Bondholder Website” means the website established pursuant to Condition 4.8 by the Issuer for communications with and the provision of information to the Bondholders and any additional or replacement website from time to time notified by the Issuer to the Bondholders and the Trustee pursuant to Condition 16.

“Budget” means the Initial Budget and each annual budget of the Issuer prepared in accordance with Condition 4.7.

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets are open for business and settle payments in London and Reykjavík and in relation to:

(a)	any date for payment on the Bonds or a purchase of Euro, on which the Trans-European Automated Real Time Gross Settlement Express Transfer (TARGET2) System or any successor thereto is operating;

(b)	any date for the purchase or sale of U.S. Dollars, New York; and

(c)	any date for the purchase or sale of Canadian Dollars, Toronto.

“Canadian Dollars” means the lawful currency from time to time of Canada.

“CBI” means the Central Bank of Iceland.

“Claim(s)” means a claim (or claims) for payment lodged in the Winding-up Proceedings of the Issuer in accordance with the provisions of Chapter XVIII of the Bankruptcy Act.

“Claims Reserves” means the 113 Claims Reserve, the Priority Claims FX Reserve and the Priority Claims ISK Reserve.

“Class A Shares” has the meaning given to it in the Articles of Association.

“Class B Shares” has the meaning given to it in the Articles of Association.

“Clearing System” means any entity appointed by the Issuer, from time to time, to hold the Registered Global Certificate or any Alternative Settlement Bonds (including through a custodian or a nominee thereof) and to facilitate transfers of beneficial interests in the Registered Global Certificate or Alternative Settlement Bonds. The Clearing Systems may include Euroclear and/or Clearstream and/or any other custodian or depositary.

“Clearstream” means Clearstream Banking, société anonyme.

“Composition” means the composition proposed by the Issuer under Article 103A of the Financial Undertakings Act, Chapter XXI of the Bankruptcy Act and other relevant provisions of the Bankruptcy Act, with any modification, condition or addition that the Winding-up Board may see fit and is by law allowed to impose as finally concluded and approved by the requisite Composition Creditor majorities, by number and amount, that has been confirmed by the Courts in accordance with Article 60 of the Bankruptcy Act.

“Composition Claim” means a 113 Claim against the Issuer, as defined in Article 29 paragraph one, cf. Article 28(6) of the Bankruptcy Act, of an amount greater than ISK1,700,000, being a de-minimis payment.

“Composition Creditor” means a creditor of the Issuer in respect of a Composition Claim.

“Contingent Claim” means any 113 Claim that is subject to conditions or otherwise contingent to the extent that its validity is subject to events that have not yet occurred.

“Contingent Priority Claim” means any Priority Claim that is subject to conditions or otherwise contingent to the extent that its validity is subject to events that have not yet occurred.

“Conversion Date” means each date on which a conversion of Bonds into Class A Shares will occur in accordance with the relevant provisions of Condition 6.

“Conversion Exercise Period” means each period beginning on and including 1 September in each year during the Conversion Period and ending on and including 20 December in the same year.

“Conversion Floor” means EUR [___].2

“Conversion Notice” means a Partial Conversion Notice or a Mandatory Redemption Notice, as applicable.

“Conversion Period” means the period beginning on, and including, 1 September 2018, and ending on the Final Maturity Date.

“Conversion Rate” has the meaning given to it in Condition 6.3.

“Conversion Share Claim” has the meaning given to it in Condition 6.4.

“Costs Reserve” means the FX Costs Reserve and the ISK Costs Reserve.

“Currency Conversion Date” means (i) in relation to a Payment Date, the date which is two (2) Business Days after the First Notification Date, and (ii) in relation to an Unscheduled Payment Date, the date which is four (4) Business Days before that Unscheduled Payment Date.

“Custody Agreement” means the custody agreement entered into between, amongst others, the Issuer and the Bond Custodian, dated [___], 2016.

2	Amount to be inserted, subject to the applicable exchange rate conversion on the Issue Date, equal to the EUR equivalent of ISK 232 billion.

“Defaulting Bondholder” has the meaning given to it in Condition 3.3.

“Determination Date” means:

(a)	in relation to a Payment Date, thirty (30) calendar days prior to such Payment Date, unless the applicable date is not a Business Day, whereupon it shall be the preceding Business Day; and

(b)	in relation to an Unscheduled Payment Date, the meaning as set out in Condition 9.2(a).

“Disputed Claim” means a Claim in respect of which the treatment of such Claim by the Winding-up Board has been challenged either by that Composition Creditor or by any other Composition Creditor and which challenge has not been finally resolved either by the Icelandic courts or by agreement between the disputing parties, and which would if accepted by the Issuer constitute a 113 Claim.

“Disputed Priority Claim” means a Claim in respect of which the treatment of such Claim by the Winding-up Board has been challenged either by that Composition Creditor or by any other Composition Creditor and which challenge has not been finally resolved either by the Icelandic courts or by agreement between the disputing parties, and which would if accepted by the Issuer constitute a Priority Claim.

“Distribution Threshold” has the meaning specified in Condition 9.1(a).

“Effective Date” means the date the Composition becomes effective, which is seven (7) calendar days after the date of the District Court order confirming the Composition is entered or, if an appeal is lodged before such date, upon the final determination of such appeal by the Supreme Court.

“Euro Equivalent Available Cash” means, in respect of any Payment Date or Unscheduled Payment Date, the amount in Euro of Available Cash determined to be available to be applied in or towards redemption of the Bonds on that Payment Date or Unscheduled Payment Date, converted where applicable, from one or more other currencies in which the Available Cash so determined is denominated, into Euro, on the Currency Conversion Date applicable to that Payment Date or Unscheduled Payment Date at the spot rate(s) of exchange then available to the Issuer.

“Euroclear” means Euroclear Bank SA/NV.

“Euros” and “€” means the single currency of the Participating Member States.

“Excess Bonds” has the meaning provided in Condition 8.5(c).

“Extraordinary Resolution” has the meaning provided in Annex 1.

“Final Maturity Date” means 30 November 2035, unless such date is not a Business Day, whereupon it shall be the next following Business Day.

“Financial Undertakings Act” means Act No. 161/2002 on Financial Undertakings of Iceland (as amended).

“First Notification Date” means, in relation to a Payment Date, the date which is twenty (20) calendar days after the relevant Determination Date, or if that day is not a Business Day, the preceding Business Day, and (ii) in relation to an Unscheduled Payment Date, the date which is seven (7) Business Days before that Unscheduled Payment Date, or if that is not a Business Day, the preceding Business Day.

“Fulfilment Date” means the date on which all parts of the Composition have been fulfilled, including the issuance of the Class A Shares and the Bonds to Composition Creditors.

“FX” means any currency other than ISK.

“FX Costs Reserve” means the reserve account established by the Winding-up Board in the name of and maintained by the Issuer, established to (a) pay any and all reasonable post-Effective Date FX-denominated fees, costs and expenses incurred by the Issuer in connection with the fulfilment of the Composition, including, without limitation and without double counting (i) fees and expenses incurred by any persons employed by the Issuer, (ii) attorneys’ or other professionals’ fees and expenses incurred by the Issuer, including with respect to the fees of the Trustee, the U.S. Trustee and/or any Agent and/or any costs or expenses incurred by the Trustee, the U.S. Trustee and/or any Agent in connection with the performance of their duties with respect to the issuance and ongoing obligations in respect of the Bonds, (iii) insurance fees, (iv) taxes, (v) escrow expenses, (vi) costs associated with any maintenance, liquidation and administration of any going concern as part of the wind down of such going concern’s business operations, (viii) costs to maintain certain assets while they are held for sale, and (ix) fees incurred in connection with the payment of any principal on the Bonds; (b) fund the Issuer’s post-Fulfilment Date FX-denominated operating expenses consistent with the Budget; and (c) fund any top-up obligation of the Issuer with respect to the Indemnity Reserve or fund the Issuer’s indemnification obligations pursuant to the Indemnity.

“Icelandic Króna” or “ISK” means the lawful currency for the time being of Iceland.

“Indebtedness” means any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent.

“Indemnity” means the indemnity provided to the Winding-Up Board and certain other persons, in respect of certain potential liabilities, out of the assets of the Issuer.

“Indemnity Reserve” means the reserve account in the name of and maintained by the Issuer, to secure its obligations under the Indemnity.

“Initial Budget” has the meaning provided in Condition 4.7.

“ISK Costs Reserve” means the ISK-denominated reserve account established by the Winding-up Board in the name of and maintained by the Issuer, to which shall be credited the ISK Costs Reserve Amount, established to pay and/or fund (a) any and all reasonable post-Effective Date ISK-denominated fees, costs and expenses incurred by the Issuer in connection with the fulfilment of the Composition (save for management incentive schemes or performance payments), including, without limitation and without double-counting, (i) fees and expenses incurred by any persons employed by the Issuer, (ii) attorneys’ or other professionals’ fees and expenses incurred by the Issuer, (iii) insurance fees, (iv) taxes, (v) escrow expenses, (vi) costs associated with any maintenance, liquidation and administration of any going concern as part of the wind down of such going concern business operations, and (viii) costs to maintain certain assets while they are held for sale; and (b) the Issuer’s ISK-denominated post-Fulfilment Date operating expenses consistent with the Budget. To the extent any portion of the ISK Costs Reserve Amount remains on 31 December 2018 after paying all post-Effective Date ISK-denominated fees and expenses of the Issuer, such amounts shall be transferred to the ISK Reserve and form part of the Stability Contribution.

“ISK Costs Reserve Amount” means the amount of ISK which the CBI has agreed to carve out of any Stability Contribution to meet the Issuer’s post-Effective Date ISK costs.

“ISK Reserve” means the reserve account in the name of and maintained by the Issuer, to receive post-Composition ISK-denominated recoveries pending transfer to the CBI as part of the Stability Contribution.

“Issue Date” means the date on which the Bonds are to be issued in accordance with the terms of the Composition.

“Legality Criterion” means, at the time of determination, the requirement that implementation of Alternative Settlement will not cause the Issuer to be deemed to have committed an illegal or unlawful act under any applicable laws or regulations.

“Mandatory Issuer Conversion” has the meaning provided in Condition 6.2(a).

“Mandatory Redemption Notice” has the meaning given to it in Condition 6.2.

“outstanding” means, in relation to the Bonds, all the Bonds issued other than:

(a)	those which have been redeemed in accordance with the Conditions, to the extent of such redemption;

(b)
those in respect of which each date for redemption in accordance with the provisions of the Conditions has occurred and for which the redemption monies have either been (i) duly paid to the Trustee or the Principal Paying, Transfer and Conversion Agent in the manner provided for in the Agency Agreement and remain available for payment in accordance with the Conditions or (ii) duly paid to Bondholders, set aside or satisfied by the Issuer pursuant to and in accordance with the provisions of Conditions 9.1 or 9.2, to the extent of such redemption monies;

(c)
those which (i) have been purchased by the Issuer, or (ii) constitute Excess Bonds, and which (in each case) have been surrendered for cancellation as provided in Condition 8 and notice of the cancellation of which has been given to the Trustee (excluding, for the avoidance of doubt, any Excess Bonds which the Issuer has elected not to cancel but instead to transfer to existing Bondholders pro rata to their existing holdings of Bonds in accordance with Condition 8);

(d)	those which have become void or those in respect of which Claims have become prescribed under Condition 13;

(e)	those mutilated or defaced Bonds which have been surrendered or cancelled and in respect of which replacement Bonds have been issued pursuant to Condition 14;

(f)
(for the purpose only of ascertaining the aggregate nominal amount of Bonds outstanding and without prejudice to the status for any other purpose of the relevant Bonds) those Bonds which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 14;

(g)	those in respect of which conversion rights (pursuant to Condition 6) have been exercised and all the obligations of the Issuer in relation thereto have been duly performed; and

(h)	a Registered Global Certificate to the extent that it shall have been exchanged for Definitive Certificates pursuant to its provisions,

provided that for each of the following purposes, namely:

(i)	ascertaining the right to attend and vote at any meeting of Bondholders;

(ii)
the determination of how many and which Bonds are for the time being outstanding for the purposes of Sections 7.1 (Legal Proceedings) and 2.6 (Events of Default) of the Trust Deed, Condition 15 and Annex 1 to these Conditions; and

(iii)
the exercise of any discretion, power or authority, whether contained in the Trust Deed or Conditions or provided by law, which the Trustee is required or entitled, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders or any of them, those Bonds (if any) which are for the time being beneficially held by or are held on behalf of the Issuer and not yet cancelled shall (unless and until ceasing to be so held) be deemed not to remain outstanding.

“Partial Conversion Notice” has the meaning provided in Condition 6.1(b).

“Partial Issuer Conversion” has the meaning provided in Condition 6.1(b).

“Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Payment Date” means 30 June and 31 December of each year commencing in 2016 and the Final Maturity Date, or if that day is not a Business Day, the preceding Business Day.

“Permitted Security Interest” means (a) Security Interests incidental to the normal conduct of the business of the Issuer, (b) any Security Interests comprising a netting or set-off arrangement entered into by the Issuer in the ordinary course of business for the purpose of netting debit and credit balances; (c) Security Interests arising by operation of law; (d) any title retention provisions in a supplier’s standard conditions of supply of goods where the goods were or are acquired by the Issuer in the ordinary course of business; (e) any Security Interests created pursuant to or necessitated by compliance with the Composition or otherwise permitted pursuant to any Transaction Document and (f) Security Interests created by or resulting from any litigation or legal proceeding.

A “person” includes any individual, company, corporation, firm, partnership, joint venture, undertaking, association, unincorporated association, limited liability company, organisation, trust, state or agency of a state (in each case whether or not being a separate legal entity).

“Priority Claim” means any Claim against the Issuer that would, under the Bankruptcy Act or Financial Undertakings Act, rank in priority to a Composition Claim including a claim referred to in Articles 109, 110, 111 and 112 of the Bankruptcy Act.

“Priority Claims FX Reserve” means the reserve account(s) in the name of and maintained by the Issuer, containing FX held against (a) rejected and/or Disputed Priority Claims denominated in FX (or claimed against specific assets), (b) FX-denominated Contingent Priority Claims, and (c) recognised FX-denominated Priority Claims where the Issuer has been unable to transfer payment to the Composition Creditor, which shall be funded in an amount as determined by the Board of Directors from time to time.

“Priority Claims ISK Reserve” means the reserve account(s) established by the Winding-up Board in the name of and maintained by the Issuer, containing ISK held against (a) rejected and/or ISK-denominated Disputed Priority Claims, (b) ISK-denominated Contingent Priority Claims, (c) any actual or expected tax liabilities that would enjoy statutory ranking as Priority Claims but payment is not yet due and the Issuer is authorised to pay out of such account, and (d) recognised ISK-denominated Priority Claims where the Issuer has been unable to transfer payment to the applicable Composition Creditor, which shall be funded as determined by the Board of Directors from time to time.

“Quarter Date” means each of 31 March, 30 June, 30 September and 31 December in each calendar year, from the Issue Date until the Conversion Date on which all outstanding Bonds are converted in accordance with Condition 6 or the Final Maturity Date (whichever comes first).

“Record Date” has the meaning provided in Condition 9.3.

“Register” has the meaning provided in Condition 3.1.

“Registrar” means U.S. Bank National Association or any other person replacing that person for the purpose of maintaining the Register, provided that the Bondholders have been notified of such change in accordance with Condition 16 or in accordance with the Articles of Association.

“Relevant Date” means, in respect of any Bond, whichever is the later of (a) the date on which payment in respect of it first becomes due and (b) if any amount of the money payable is improperly withheld or refused, the date on which payment in full of the amount outstanding is made or (if earlier) the date on which notice is duly given by the Issuer to the Bondholders in accordance  with  these Conditions that such payment will be made, provided that such payment is in fact made as provided in these Conditions.

“Relevant Tax Law Exemption” means an exemption granted in respect of the Issuer on the disapplication of paragraphs 3 and 4 of Article 3(8) of the Icelandic Income Tax Act No. 90/2003 (as amended by Act No. 39/2013) which would otherwise require securities issued by the Issuer (including any proposed Alternative Settlement Bonds) to be subject to certain reporting and withholding tax obligations.

“Reserves” means the 113 Claims Reserve; the Costs Reserve, the Indemnity Reserve, the ISK Reserve, the Priority Claims FX Reserve and the Priority Claims ISK Reserve.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Escrow Account” has the meaning given to it in the Articles of Association.

“Securities Escrow Agent” has the meaning given to it in the Articles of Association.

“Securities Escrow Agreement” means the escrow agreement to be entered into between the Issuer and the Securities Escrow Agent pursuant to the terms of the Composition and the Articles of Association.

“Security Interest” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect. For the avoidance of doubt, none of the Reserves shall be regarded as a Security Interest.

“Settlement Instruction” means, with respect to a Conversion Notice, the form of instructions relating to the conversion of Bonds into Subscription Rights posted to the Bondholder Website with respect to the conversion described in that Conversion Notice.

“Settlement Instruction Cut-Off Date” has the meaning provided in Condition 6.4(b).

“Shareholders” means the holders of Class A Shares in the Issuer after the Fulfilment Date.

“Shares” mean Class A Shares and Class B Shares.

“Stability Contribution” means the voluntary payment made by the Issuer to the CBI without specific recompense to be made in order to enable the conclusion of the Winding-up Proceedings by Composition. The Stability Contribution is to be advanced in connection with fulfilment of the Composition and shall consist of the Transferred Assets and the Transferred ISK.

“Stapling Requirement” has the meaning given to it in the Articles of Association.

“Subscription Rights” has the meaning given to it in the Articles of Association.

“Transaction Documents” means:

(a)	The Trust Deed;

(b)           the Custody Agreement;

(c)           the Securities Escrow Agreement;

(b)	the Agency Agreement; and

(c)	the Bonds (including the Conditions attached thereto).

“Transfer Notice” means the form of transfer notice to be completed in respect of a transfer of Bonds, which shall be available on the Bondholder Website.

“Transfer Regulations” has the meaning given to it in Condition 3.3.

“Transferee” has the meaning given to it in Condition 3.3.

“Transferor” has the meaning given to it in Condition 3.3.

“Transferred Assets” means the ISK-denominated assets of the Issuer on the Effective Date, including the Transferred ISK, that are to be set forth in an agreement between the Issuer and the CBI.

“Transferred ISK” means all ISK held by the Issuer on the Effective Date plus any ISK recovered on account of Transferred Assets after the Effective Date, but excludes (a) the ISK Costs Reserve Amount (except to the extent any ISK remains after paying all post-Effective Date ISK-denominated fees and expenses incurred by the Issuer) and (b) the Priority Claims ISK Reserve (to the extent such Reserves are (i) necessary to pay ISK-denominated Disputed Priority Claims that are finally recognised and (ii) have been paid with respect to finally recognised Priority Claims but the Issuer has been unable to transfer payment to the Composition Creditor(s) in question);

“Unscheduled Payment Date” has the meaning given to it in Condition 9.2.

“Unscheduled Payment Notice” has the meaning given to in Condition 9.2.

“U.S. Dollars” means the lawful currency from time to time of the United States of America.

 “Winding-up Board” means the Winding-up Board appointed to the Issuer on 29 April 2009 by the District Court of Reykjavík, Iceland or by taking a seat pursuant to Icelandic law (and any persons that are appointed thereto from time to time).

“Winding-up Proceedings” means the winding-up proceedings applicable to the Issuer pursuant to Chapter XII.B of the Financial Undertakings Act (as amended).

2.2	Terms defined in the Trust Deed shall have the same meanings when used herein.

2.3
References to any act or statute or any provision of any act or statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

2.4	An Event of Default is “continuing” if it has not been remedied or waived.

2.5	Words denoting the singular number only shall include the plural number also and vice versa.

2.6	Words denoting one gender only shall include the other gender.

2.7
A day means a calendar day and a month means a period beginning in one calendar month and ending on the next calendar month on the day numerically corresponding to the day of the calendar month in which it started provided that, if there is no such numerically corresponding day, it shall instead end on the preceding day.

2.8
References to a Bondholder, the Issuer, the Trustee, the U.S. Trustee, any Agent or any other person shall be construed so as to include its successors in title, permitted assigns and permitted Transferees.

3.	Registration and Transfer of Bonds

3.1	Register

The Issuer shall maintain, or shall procure that the Registrar maintains, a register (the “Register” which term includes, unless otherwise expressly stated to the contrary in these Conditions, the Ledger in respect of the Bond Interests) to be kept in accordance with the terms of the Agency Agreement or such other contract with the Registrar as the Board of Directors may approve, the terms of which are consistent with the terms of these Conditions (or the terms and conditions of the Alternative Settlement Bonds, as applicable), at the specified office of the Registrar. The registrations in the Register constitute the conclusive proof of ownership of the Bonds and, in the case of Registered Global Certificates not held in a Clearing System, the Bond Interests.

3.2	Transfer of Bonds and Bond Interests

The Bonds may be transferred, in whole but not in part, upon the surrender (at the specified office of the Registrar or at such other office as may be specified by the Issuer from time to time pursuant to the Transfer Regulations) of the Registered Global Certificate, Definitive Certificates or certificates evidencing title to Bond Interests (as applicable) to be transferred, together with a Transfer Notice, duly completed and executed by the person shown on the Register as Transferor and by the proposed Transferee and such other evidence as the Issuer or the Registrar not referred to in Transfer Regulations as applicable, reasonably requires in accordance with the Transfer Regulations.

The Issuer shall ensure that the Registrar promptly registers such transfer in the Register upon compliance with the foregoing provision and the other provisions of this Condition 3. No transfer will be valid unless and until entered on the Register and any requirements that are specified to be completed prior to a transfer under and pursuant to this Condition 3 of the Transfer Regulations or the Articles of Association have been complied with in all respects.

For so long as any of the Bonds are represented by a Registered Global Certificate held on behalf of a Clearing System, transfers of beneficial interests in the Registered Global Certificate will be effected only through records maintained by a Clearing System and any participant thereof, save that any Bondholder transferring its beneficial interest in the Bonds through a Clearing System will be required to complete a Transfer Notice and send this to the Issuer and the Registrar.

For so long as any of the Bonds are represented by a Registered Global Certificate which is not eligible for admission into a Clearing System, and that Registered Global Certificate is held by and registered in the name of the Bond Custodian, transfers of any Bond Interest will be effected by the transferring Bondholder or its proposed Transferee delivering to the Issuer and the Registrar, a duly completed and executed Transfer Notice. No such transfer will be valid unless and until registered on the Register.

3.3	Restrictions on Transfer

(a)
All transfers of Bonds and entries on the Register are subject to the restrictions on transfer of the Bonds contained in the Articles of Association and these Conditions. The Board of Directors will from time to time specify detailed regulations relating to the transfer of the Bonds and the Class A Shares, consistent with the requirements of and restrictions on transfer stipulated in the Articles of Association and these Conditions (the detailed regulations on transfer from time to time being the “Transfer Regulations”). A copy of the current version of the Transfer Regulations will be made available on the Bondholder Website.

(b)	A Bondholder (a “Transferor”) may not transfer any Bonds held by it to another person (a “Transferee”) unless:

(i)	the principal amount of the Bonds to be transferred is at least the Specified Denomination; and

(ii)	such transfer satisfies the Stapling Requirement.

(c)	Upon acquiring Bonds and Class A Shares and until such time as it disposes of all of its Bonds and Class A Shares, each Bondholder:

(i)	undertakes to maintain a holding of Class A Shares and Bonds sufficient to transfer those Bonds and Class A Shares in accordance with this Condition 3.3; and

(ii)	will be deemed to represent and warrant continuously to the Issuer that it satisfies the Stapling Requirement.

(d)
If a Bondholder has breached this Condition 3.3 (a “Defaulting Bondholder”), such Defaulting Bondholder must immediately take all actions, otherwise in compliance with the Articles of Association and the Transfer Regulations, to rectify such breach, including, without limitation, effecting a transfer of Bonds or Class A Shares (as applicable) to a Transferee so that, following such action, the Stapling Requirement is satisfied.

(e)
Immediately on becoming a Defaulting Bondholder and for so long as such Defaulting Bondholder has not rectified a breach of the Stapling Requirement in a manner compliant with the Articles of Association, the Issuer may redeem, in accordance with the Articles of Association, any Class A Shares held by the Defaulting Bondholder either (i) with Class B Shares or (ii) at their nominal value.

(f)
Without prejudice to the Articles of Association, the Issuer (and any of its Agents) may refuse to register any transfer of Bonds unless it and the Registrar has received a valid Transfer Notice and the transfer of the Class A Shares which are being transferred with the Bonds has been made in accordance with the Articles of Association.

(g)
No beneficial owner of an interest in a Registered Global Certificate which is held on behalf of a Clearing System will be able to exchange or transfer that interest, except in accordance with the applicable procedures of the relevant Clearing System, to the extent applicable.

(h)
In addition, no beneficial owner of an interest in a Registered Global Certificate (including a holder of any Bond Interest), and no holder of a Definitive Certificate will be able to exchange or transfer that interest or the Bond represented by that Definitive Certificate to any person other than an Affiliate of a Transferor unless, following such transfer, the Transferor’s and Transferee’s proportionate holdings (including the holdings of their respective Affiliates) of the Bonds (or, if applicable, Bond Interests) are the same as their respective proportionate holdings of the Class A Shares.

Certain Clearing Systems (including Euroclear and Clearstream) do not monitor or enforce compliance with transfer restrictions such as those included herein. Nothing in these Conditions shall be interpreted to confer on the Issuer, or any other party, any right against any such Clearing System to require that it reverse or rescind any transfer completed in accordance with the rules of such Clearing System.

(i)
The Bonds will not be registered under the securities laws of any state of the United States and will be issued pursuant to the Composition in reliance on available exemptions from such state law registration requirements or the pre-emption of such requirements by the Securities Act.

The Bonds will not be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and may be immediately resold without restriction under the Securities Act by holders of the Bonds who are not “affiliates” (as defined under the Securities Act) of the Issuer and have not been affiliates of the Issuer within ninety (90) calendar days prior to the issuance of the Bonds under the Composition.

Under the Securities Act, a Bondholder who is an affiliate of the Issuer at the time or within ninety (90) calendar days prior to any resale of Bonds received under the Composition will be subject to certain transfer restrictions relating to the Bonds to the extent they wish to sell such Bonds in the United States. In particular, such Bonds may not be sold in the United States without registration under the Securities Act, except pursuant to any available exemptions from the registration requirements or in a transaction not subject to such registration requirements (including a transaction that satisfies the applicable requirements for resales outside the United States pursuant to U.S. securities laws).

Whether a person is an affiliate of the Issuer for such purposes depends on the circumstances, but affiliates could include certain officers and directors of the Issuer and significant Shareholders. A Bondholder who believes that it may be an affiliate of the Issuer should consult its own legal advisers prior to any sales of Bonds received pursuant to the Composition.

(j)
Unless otherwise specified in the Agency Agreement and / or the Custody Agreement and/or the Trust Deed, none of the Registrar, the Trustee or the U.S. Trustee shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfers imposed under the Transfer Regulations or under applicable law with respect to any transfer of any interest in the Bonds or the Shares, other than, in the case of the Registrar, to require delivery of such certificates or other documentation as and when they are expressly required by the Transfer Regulations these Conditions or the Articles of Association and to examine such certificates and other documentation to determine substantial compliance with the express requirements of the Transfer Regulations, these Conditions and the Articles of Association.

3.4	Definitive Certificates

Interests in a Registered Global Certificate will be exchangeable (free of charge), in whole but not in part, for Definitive Certificates only upon the occurrence of an “Exchange Event”. For these purposes, Exchange Event means (i) an Event of Default has occurred and is continuing, or (ii) if such Bonds are held for the account of a Clearing System and if the Issuer has been notified that either such Clearing System has been closed for business for a continuous period of fourteen (14) calendar days (other than by reason of holiday, statutory or otherwise).

3.5	Delivery of New Bonds

(a)
Each new Bond that is required to be issued upon a transfer or exchange will, within seven (7) business days of receipt by the Registrar of the original Bond and the duly completed and signed Transfer Notice, be made available for collection at the registered address of the Registrar or, if so requested in the Transfer Notice, be mailed by uninsured mail at the risk of the holder entitled to the Bonds (but free of charge to the holder) to the address specified in the Transfer Notice or in such other manner as is permitted by the then current Transfer Regulations.

(b)
If any Bond Interest is transferred in accordance with this Condition 3, within seven (7) business days of receipt by the Registrar of the duly completed and signed Transfer Notice, the Registrar shall make available for collection at the registered address of the Registrar or, if so requested in the Transfer Notice, shall mail by uninsured mail at the risk of the holder entitled to the Bond Interest (but free of charge to the holder) to the address specified in the Transfer Notice, or in such other manner as is permitted by the then current Transfer Regulations, a certificate evidencing that holder’s Bond Interest as recorded in the Register.

(c)
For the purposes of this Condition 3.5, “business day” shall mean a day (other than a Saturday or Sunday) on which commercial banks are open for business in Reykjavík and (if different) the city in which the specified office of the Registrar or the Bond Custodian is located.

3.6	Formalities

Registration of a transfer of Bonds (including any transfer of a Bond Interest) will be effected pursuant to the terms of the Transfer Regulations and subject to (a) the Transferor paying or procuring the payment of any taxes, duties and other governmental charges in connection therewith and (b) the Registrar (acting reasonably) being satisfied (i) that the Transfer Regulations, the Articles of Association and this Condition 3 have been complied with and (ii) with the documents of title and/or identity of the Transferor and the Transferee.

3.7	Closed Periods

No Bondholder may require the transfer of a Bond or beneficial interest therein (including a Bond Interest) to be registered:

(a)	during the period of fifteen (15) calendar days ending on (and including) the Final Maturity Date;

(b)	after a Mandatory Conversion Notice has been validly delivered;

(c)	during the period from and including the date on which a Partial Conversion Notice is issued, to and including the Conversion Date applicable to that Partial Conversion;

(d)	during the period of seven (7) calendar days ending on (and including) any Record Date (as defined below); or

(e)	for a period of thirty (30) calendar days following the Issue Date.

3.8	Regulations

All transfers of Bonds and entries on the Register will be made subject to the detailed regulations concerning transfers of Bonds in the Transfer Regulations and the Transfer Notice. A copy of the current regulations will be posted at all times to the Bondholder Website and mailed (free of charge) by the Registrar or the Paying, Transfer and Conversion Agent to any Bondholder upon request.

4.	Covenants and Undertakings

4.1	General

So long as any Bonds remain outstanding, the Issuer covenants with the Bondholders that it will comply with the provisions of these Conditions and the Trust Deed which are expressed to be binding on it and covenants to perform and observe the same.

4.2	Negative Pledge

So long as any Bond remains outstanding, the Issuer will not, directly or indirectly, create, incur, assume or permit to exist any Security Interest, except for Permitted Security Interests, on or with respect to the whole or any part of its undertaking or property or any interest therein or any income or profits therefrom to secure any Indebtedness.

4.3	Compliance with laws

So long as any Bond remains outstanding, the Issuer shall comply in all material respects with all laws to which it may be subject, if failure to comply with such laws would impair its ability to perform its obligations under the Bonds.

4.4	Preserve Corporate Existence

So long as any Bond remains outstanding, the Issuer shall take all action which may be necessary or desirable to ensure that its corporate existence is preserved in accordance with the laws of the Republic of Iceland.

4.5	Maintain Authorisations and Permissions

So long as any Bond remains outstanding, the Issuer shall take all action which may be necessary or desirable to ensure that it obtains and maintains all permissions, authorisations, licences and consents as may be required to be obtained from any governmental or regulatory authority in order to preserve, maintain, enforce and collect its, property, rights, assets and revenues in each jurisdiction in which those assets are, or are deemed by applicable principles of law to be, located.

4.6	Claims Reserves

So long as any Bond remains outstanding, any assets which stand to the credit of the Claims Reserves shall only be utilised by the Issuer (a) for the intended purpose of making provision for the settlement of Disputed Claims, Disputed Priority Claims, Contingent Claims, Contingent Priority Claims or recognised Composition Claims where the Issuer is unable to transfer any payment, Bonds or Shares to a Composition Creditor, or (b) in making payments on the Bonds upon the release of any such assets from the Claims Reserves following the settlement, discharge or final non-recognition of the applicable Disputed Claim, Disputed Priority Claim, Contingent Claim, Contingent Priority Claim or Composition Claim.

4.7	Financial Information

So long as any Bond remains outstanding, the Issuer shall prepare and post the following information on the Bondholder Website and shall in any event provide the following information to the Trustee:

(a)
as soon as they become available and in any event within one hundred and twenty (120) calendar days after the relevant year end, in relation to the Issuer’s financial year end on 31 December 2016 and each financial year thereafter, its audited consolidated financial statements for that financial year, including an updated valuation of its assets;

(b)
as soon as they become available and in any event within sixty (60) calendar days after the relevant Quarter Date, in relation to each financial quarter ending on a Quarter Date after 31 December 2015, its unaudited quarterly consolidated financial statements for the financial quarter ending on that Quarter Date (other than in respect of the Quarter Date ended on 31 December in each year), including an updated valuation of its assets as at the end of each financial half year;

(c)	accompanying each set of financial statements provided under paragraphs (a) and (b) above, a narrative report containing at least the following information with respect to the period reported upon:

(i)
details of any realisation of the Issuer’s assets with a value in excess of €10,000,000 achieved during such period, by reference to each different category of assets and the currency in which each asset is denominated and a variance analysis identifying realisations of assets to date in comparison with the monetisation plan specified in the Budget applicable to the period reported upon;

(ii)	details of changes to the status of any Contingent Claims, Contingent Priority Claims, rejected Disputed Claims or Disputed Priority Claims against the Issuer during such period; and

(iii)
details of any new material litigation, arbitration or administrative proceedings relating to the Issuer, or changes to the status of any material litigation, arbitration or administrative proceedings existing at the last Quarter Date;

(d)	accompanying each set of financial statements provided under paragraphs (a) and (b) above:

(i)
an asset monetisation plan (including estimated future realisations for each category of its assets and each currency in which assets are denominated) prepared on a 12 month look-forward basis (commencing on the first day following the end of the period reported upon); and

(ii)
a summary of all amounts released from Reserves for inclusion in Available Cash, up to the end of the period reported upon and expenses incurred in the period reported upon and including an estimate of future releases from Reserves prepared on a 12 month look-forward basis (commencing on the first day following the end of the period reported upon); and

(e)	an annual budget (the “Budget”) that includes at least the following information:

(i)
the projected operating expenditure of the Issuer for the following year, determined on a basis intended to ensure that the Issuer maintains its solvency on a forward-looking basis and including details of the amounts which the Board of Directors determines will be needed by the Issuer in order to support its existing assets, including making advances under revolving credit facilities existing as at the Effective Date, making loans or providing other forms of financial support or accommodation in order to preserve, protect or maintain the value of the Issuer's assets, or which the Board of Directors otherwise reasonably determines is necessary in order to fund the Issuer's business during the financial year;

(ii)
an asset monetisation plan (including estimated future realisations for each category of its assets and each currency in which assets are denominated) for each subsequent year in which assets are expected to be monetised;

(iii)
reports on anticipated changes to the status of any outstanding Contingent Claims, Contingent Priority Claims, rejected Disputed Claims or Disputed Priority Claims against the Issuer for the following financial year; and

(iv)
reports on anticipated Reserves for the following financial year. The first Budget (the “Initial Budget”) shall be prepared by the Winding-up Board and proposed at the first general meeting of the Shareholders (with a copy provided to the Trustee and posted to the Bondholder Website) for approval by the Shareholders. Subsequent Budgets will be approved by the Board of Directors.

4.8	Operation of Bondholder Website

So long as any Bond remains outstanding, the Issuer shall operate and maintain one or more web-pages on a website (the “Bondholder Website”), that is accessible to Bondholders in possession of a unique password that has been or shall be provided by the Issuer upon request and upon such Bondholders providing the Issuer with any contact information (including e-mail address details) it requires for that purpose. The Bondholder Website shall provide access to the Transfer Regulations, the form of Transfer Notice and the other information to be provided to the Bondholders pursuant to or in accordance with in these Conditions as soon as reasonably practicable after it becomes available.

4.9	Events of Default

So long as any Bond remains outstanding, the Issuer shall notify the Bondholders as soon as possible if an Event of Default has occurred or, if in the opinion of the Board of Directors, an Event of Default is reasonably likely to occur.

5.	Representations and warranties

5.1	The Issuer represents and warrants to the Bondholders, the Trustee and the U.S. Trustee that:

(a)
As at the Issue Date, that it was and is incorporated and validly existing under the laws of the Republic of Iceland and has full power and authority to own its properties and to conduct its business as conducted at the Issue Date;

(b)
Each of the Transaction Documents have been duly authorised by the Issuer and constitute, valid and legally binding obligations of the Issuer and it has full power and authority to enter into, issue and perform its obligations under the Transaction Documents; and

(c)
The execution and delivery of the Transaction Documents and the performance of the terms of the Transaction Documents by the Issuer is permitted under Icelandic law and in accordance with the Composition.

6.	Conversion

6.1	Partial Issuer Conversion

(a)
A partial conversion of Bonds into Class A Shares may be effected by the Issuer at any time during a Conversion Exercise Period falling within the Conversion Period, provided that the Board of Directors has determined, acting reasonably, that it is reasonably likely that the Issuer will be unable to redeem the Bonds in full on or before the Final Maturity Date.

(b)
The Issuer may, upon giving not more than sixty (60) nor less than twenty (20) calendar days' prior notice to the Bondholders in accordance with Condition 16, with a copy to the Trustee (each such notice being a “Partial Conversion Notice”), specify a date, which must be a Business Day falling within a Conversion Exercise Period, on which the Issuer shall redeem the Bonds in part by the issue of Class A Shares (a “Partial Issuer Conversion”).

(c)
The aggregate amount by which the Bonds may be redeemed in part pursuant to a Partial Issuer Conversion shall not exceed the amount equal to the tax losses available to the Issuer in the financial year in which that Partial Issuer Conversion is proposed to be effected and which will cease to be available to the Issuer after the end of that financial year; and in any event, with respect to any Partial Issuer Conversion implemented prior to 31 December 2023, shall not result in the aggregate principal amount outstanding under the Bonds, after taking into account the effect of that Partial Issuer Conversion, being less than the Conversion Floor, unless otherwise approved by an Extraordinary Resolution of the Bondholders.

(d)
Each Partial Conversion Notice shall provide details of the percentage and amount of the aggregate principal amount of the Bonds which are subject to conversion and shall specify the Settlement Instruction Cut-Off Date. A Partial Issuer Conversion shall apply in respect of all of the outstanding Bonds in issue, and the reduction in the aggregate principal amount outstanding under the Bonds effected by the Partial Issuer Conversion shall be applied on a pro rata basis across the holdings of each Bondholder (including any holdings of Bonds by the Securities Escrow Agent in respect of Disputed Claims or Contingent Claims).

(e)
The Conversion Date in respect of the Bonds shall be specified in the Partial Conversion Notice and shall be a Business Day falling not more than sixty (60) calendar days nor less than twenty (20) calendar days after the date of the delivery of the Partial Conversion Notice.

(f)	A Partial Issuer Conversion may be exercised more than once.

6.2	Mandatory Issuer Conversion

(a)
Unless previously converted as described in Condition 6.1 above or redeemed in full pursuant to Condition 9, the Issuer shall, on the earlier to occur of (i) the Final Maturity Date and (ii) the date on which the assets of the Issuer have been liquidated in full, convert all Bonds then outstanding by issuing Class A Shares to each Bondholder at the Conversion Rate in accordance with Condition 6.3 (such redemption being the “Mandatory Issuer Conversion”). Conversion of any outstanding Bonds by the issue of Class A Shares pursuant to this Condition 6.2 shall in all cases be in accordance with Condition 6.4.

(b)
The Issuer shall issue a notice to the Bondholders in accordance with Condition 16, with a copy to the Trustee (each such notice being a “Mandatory Redemption Notice”), specifying, among other things, the Conversion Date on which the Issuer shall convert the Bonds in full by the issue of Class A Shares pursuant to a Mandatory Issuer Conversion.

6.3	Conversion Notices and Conversion Rate

(a)	A conversion of the Bonds into Class A Shares shall only be effected in accordance with the procedures set out in Conditions 6.3 to 6.5 and the Articles of Association.

(b)
The number of Class A Shares to be issued or transferred and delivered upon conversion pursuant to a Conversion Notice delivered by the Issuer in respect of the Bonds, to be applied on a pro rata basis across the holdings of each Bondholder, shall be determined by the Issuer by dividing the aggregate principal amount of such Bonds to be converted by the nominal value of one (1) Class A Share (the “Conversion Rate”). Unless the Class A Shares are denominated in Euros, the nominal amount of the Class A Shares shall be converted into Euros for this purpose by reference to the EUR/ISK exchange rate fixed by the Central Bank of Iceland on the day that is two (2) Business Days prior to the Conversion Date.

(c)
Any Conversion Notice issued by the Issuer shall, save in the case of manifest error, be conclusive and binding on the Bondholders. A Conversion Notice, once notified to the Bondholders in accordance with these Conditions, shall be irrevocable.

(d)
Fractions of Class A Shares will not be issued or delivered on conversion and no cash payment or other adjustment will be made in lieu thereof. If any conversion in accordance with this Condition 6 would result in an entitlement to a fraction of a Class A Share, the Issuer shall round such fraction of a Class A Share down to the nearest whole Class A Share.  If the number of Class A Shares to be issued in accordance with Condition 6.3(a) is zero (0), the Issuer shall not be required to issue any Class A Shares but the Issuer shall be treated as having complied with its obligation to redeem or convert the relevant Bonds in full, such that the Issuer shall not be liable for any further delivery or payment obligation under or in respect of such Bonds.  Each Bondholder shall surrender its Bonds as evidence of its entitlement to Class A Shares and such Bonds shall subsequently be cancelled in accordance with Condition 8.

(e)	A Conversion Notice shall be deemed void in respect of the Bonds in circumstances where notice of an Event of Default has been provided pursuant to Condition 11.

6.4	Settlement Mechanics

(a)
The Issuer shall include a form of Settlement Instruction with each Partial Conversion Notice and Mandatory Redemption Notice. The form of Settlement Instruction shall also be available on the Bondholder Website.

(b)
As a precondition to the delivery to it of any Class A Shares in accordance with Conditions 6.1 or 6.2, each Bondholder must complete, execute and send a Settlement Instruction at the Bondholder’s own expense to the Issuer (or as may be otherwise specified in the applicable Conversion Notice), no later than the date specified in the relevant Conversion Notice (which date shall be no later than the fifth (5th) Business Day prior to the Final Maturity Date or the relevant Conversion Date (as the case may be) (the “Settlement Instruction Cut-Off Date”)).

(c)	A Settlement Instruction, once delivered, shall be irrevocable and may not be withdrawn without the consent in writing of the Issuer.

(d)
Failure to properly complete and deliver a Settlement Instruction may result in such Settlement Instruction being treated as null and void. Any determination as to whether any Settlement Instruction has been properly completed and delivered as provided in this Condition 6.4 shall be made by the Issuer or its Agent in its sole discretion, acting in good faith and shall, in the absence of manifest error, be conclusive and binding on the relevant Bondholder(s).

(e)
On the Conversion Date, or as soon as reasonably practicable thereafter (but in any case within thirty (30) calendar days after the Conversion Date), the Issuer shall allocate Subscription Rights to the Bondholders that have returned a duly completed Settlement Instruction (or such person as a Bondholder shall direct in a Settlement Instruction) and provided each such person complies with Condition 3.3 and satisfies any other securities laws and regulations applicable to the issuance of the Class A Shares, the Issuer shall, subject to the provisions of the Articles of Association, exchange the allocated Subscription Rights for the issuance of a corresponding number of Class A Shares. Accordingly, each such Bondholder shall be recorded in the Register as holder of the applicable number of Class A Shares.

(f)
If a duly completed Settlement Instruction is not delivered to the specified office of the Issuer on or before the Settlement Instruction Cut-Off Date, then the Issuer shall, subject to the provisions of the Articles of Association,  either elect to:

(i)
convert any Subscription Rights allocated pursuant to Condition 6.4(e) above into Class A Shares, issued and registered in the name of either the Securities Escrow Agent or such Bondholders who have failed to return Settlement Instructions and who, assuming compliance with Condition 3.3, the Issuer reasonably believes to be Bondholders entitled to such Class A Shares; or

(ii)
not convert any Subscription Rights allocated pursuant to Condition 6.4(e) above into Class A Shares, in respect of which no duly completed Settlement Instruction(s) have been delivered on or before the Settlement Instruction Cut-Off Date, subject to the Issuer issuing such Class A Shares in accordance with paragraph (h) below, at the times and in the circumstances set out therein.

(g)
The Issuer may require a Bondholder to certify, in the applicable Settlement Instruction, its status for the purposes of any applicable securities laws and regulations. If a Bondholder is unable to provide certifications that are satisfactory to the Issuer (acting reasonably), the Issuer may, subject to the provisions of the Articles of Association, exchange such Bondholder’s allocated Subscription Rights for the issuance of a corresponding number of Class A Shares and issue them in the name of the Securities Escrow Agent.

(h)
A Bondholder in respect of which no duly completed Settlement Instruction has been delivered on or before the Settlement Instruction Cut-Off Date may only claim Class A Shares from the Issuer upon providing the Issuer with such evidence as the Issuer may require (in its reasonable discretion), confirming that such Bondholder was entitled to receive Class A Shares as at the Conversion Date (including, without limitation, evidence that such Bondholder was in compliance with Condition 3.3).

(i)	All Bonds fully redeemed pursuant to Condition 6.1 or 6.2 shall be cancelled.

(j)
All rights and obligations of the Bondholders under any Bonds (or the relevant part thereof) subject to a Conversion Notice (whether or not all Bondholders in respect of such Bonds have returned duly completed Settlement Instructions) shall be extinguished on the Conversion Date, except that such Bonds shall entitle the Bondholders thereof to surrender such Bonds to the Issuer as evidence of its entitlement to Class A Shares in accordance with the provisions of this Condition 6.4 (a “Conversion Share Claim”).

(k)
If a Bondholder does not meet the conditions of paragraph (e) of this Condition 6.4, the Issuer shall have the right, subject to the provisions of the Articles of Association, to exchange the allocated Subscription Rights for the issuance of a corresponding number of Class A Shares and sell or transfer for nil consideration such Class A Shares that would otherwise be issuable to such Bondholder and remit the proceeds of such sale (net of costs) (if any) to such Bondholder. Any such Class A Shares may be sold to an existing Shareholder identified by the Issuer or such Bondholder or to any other person that would satisfy the requirements of the transfer restrictions referred to in Condition 3.3 and the Articles of Association.

(l)
All Conversion Share Claims shall expire on the date falling six (6) months after the Final Maturity Date, whereupon a Bondholder shall have no further Claim against the Issuer for the issuance of Class A Shares.

The Issuer shall have no liability in respect of the exercise or non-exercise of any discretion or power pursuant to this Condition 6.4.

6.5	General Procedures

(a)
Following the implementation of conversion procedures in accordance with this Condition 6, the Bondholders must pay directly to the relevant authorities any taxes and capital, stamp, issue, registration and transfer taxes and duties arising on conversion (other than any capital, stamp, issue, registration and transfer taxes and duties payable in respect of the allotment, issue or transfer and delivery of any Class A Shares in respect of such exercise, which shall be paid by the Issuer). Such Bondholders must also pay all (if any) taxes arising by reference to any disposal or deemed disposal of a Bond or interest therein in connection with such conversion. If the Issuer shall fail to pay any capital, stamp, issue, registration and transfer taxes and duties payable for which it is responsible as provided above, the relevant holder shall be entitled to tender and pay the same and the Issuer as a separate and independent stipulation, covenants to reimburse and indemnify each Bondholder in respect of any payment thereof and any penalties payable in respect thereof.

(b)
Class A Shares to be issued or delivered pursuant to conversion of the Bonds will be issued in accordance with Icelandic law and the Articles of Association. Each new Shareholder shall be recorded in the Issuer’s register of Shareholders as the owner of the Class A Shares, unless the relevant corresponding Bondholder has failed to provide its Settlement Instructions.

6.6	Class A Shares

Class A Shares issued or transferred and delivered upon conversion of the Bonds and exchange of the allocated Subscription Rights, will be fully paid and will in all respects rank pari passu with the fully paid Class A Shares in issue on the relevant Conversion Date, except in any such case for any right excluded by mandatory provisions of applicable law and except that such Class A Shares will not rank for (or, as the case may be, the relevant holder shall not be entitled to receive) any rights, distributions or payments on the Record Date or other due date for the establishment of entitlement which falls prior to the relevant Conversion Date or, as the case may be, the Final Maturity Date.

6.7	Purchase or Redemption of Class A Shares

The Issuer may not, directly or indirectly, purchase or redeem or buy back any shares of the Issuer (including Class A Shares) or any depositary or other receipts or certificates representing the same, nor declare, pay or distribute any dividend, without the prior consent of the Bondholders by Extraordinary Resolution.

6.8	Consolidation, Amalgamation or Merger

In the case of (a) any consolidation, amalgamation or merger of the Issuer with any other corporation (other than a consolidation, amalgamation or merger in which the Issuer is the continuing corporation) (a “Successor in Business”), or (b) any sale or transfer of all, or substantially all, of the assets of the Issuer to another entity (whether by operation of law or otherwise) (also a Successor in Business), the Issuer will forthwith give notice thereof to the Bondholders in accordance with Condition 16 of such event and take such steps as shall be required to ensure that each Bond then outstanding will be convertible into the class and amount of shares and other securities and property of the Successor in Business receivable upon such consolidation, amalgamation, merger, sale or transfer by a holder of the number of Class A Shares which would have become liable to be issued or transferred and delivered upon conversion of the Bonds immediately prior to such consolidation, amalgamation, merger, sale or transfer. Such steps will provide for adjustments which will be as nearly equivalent as may be practicable to the adjustments provided for in this Condition 6. The above provisions of this Condition 6.8 will apply, mutatis mutandis to any subsequent consolidations, amalgamations, mergers, sales or transfers.

7.	Alternative Settlement

7.1
To the extent that one or more Registered Global Certificates are held by a Bond Custodian outside of the Clearing Systems, the Issuer shall use reasonable endeavours to obtain a Relevant Tax Law Exemption.

7.2	The Issuer shall notify the Bondholders of a Relevant Tax Law Exemption within five (5) Business Days of the date on which the Relevant Tax Law Exemption is obtained.

Upon a Relevant Tax Law Exemption being granted, the Issuer may apply for and obtain the agreement in writing of Euroclear and Clearstream, Luxembourg that the Bonds are eligible for clearing and that they will settle the Bonds in the Clearing Systems (the “Clearing Notice Requirement”).

7.3
Subject to Condition 7.5 below, upon satisfaction of the Clearing Notice Requirement, the Issuer shall within ten (10) Business Days (unless the Legality Criterion is not also satisfied) issue a notice (the “Clearing Notice”) to the Bondholders, specifying the date on which Alternative Settlement will be effected (the “Alternative Settlement Date”) (which must be a Business Day not more than sixty (60) or less than twenty (20) Business Days from the date of the Clearing Notice) and request that they provide an Alternative Settlement Instruction prior to the Alternative Settlement Instruction Cut-Off Date specified in the Clearing Notice in accordance with Condition 7.5 below.

7.4
If the Issuer does not implement Alternative Settlement within ninety (90) Business Days of the date on which the Relevant Tax Law Exemption is obtained, the Bondholders (acting by Extraordinary Resolution) may require the Issuer to implement Alternative Settlement, provided that (a) the Relevant Tax Law Exemption remains in effect and the Legality Criterion would be satisfied, in each case as at the date on which the Alternative Settlement is effected and (b) at such time, no Disputed Bonds (as defined in Condition 8.5) remain in the Securities Escrow Account. Any such Extraordinary Resolution shall specify an Alternative Settlement Date (which must be a Business Day not more than sixty (60) or less than twenty (20) Business Days from the date on which the Extraordinary Resolution was passed).  If the Extraordinary Resolution is passed, the Issuer shall, within five (5) Business Days of the date on which the Extraordinary Resolution is passed, issue a Clearing Notice containing the requisite information including the Alternative Settlement Date and request that each Bondholder provide an Alternative Settlement Instruction prior to the Alternative Settlement Instruction Cut-Off Date specified in that Clearing Notice, as contemplated by Condition 7.5.

7.5
As a precondition to the delivery to any Bondholders of such Bondholder’s interest in the Bonds which are to be cleared through and settled in the Clearing Systems, such Bondholder must complete, execute and send an Alternative Settlement Instruction at the Bondholder’s own expense to the Issuer, no later than the date specified in the Clearing Notice (which date shall be no later than the tenth (10th) Business Day prior to the Alternative Settlement Date (the “Alternative Settlement Instruction Cut-Off Date”)).

7.6
The Issuer may require each Bondholder to certify, in the applicable Alternative Settlement Instruction, its status for the purposes of any applicable securities laws and regulations.  If a Bondholder is unable to provide certifications that are satisfactory to the Issuer (acting reasonably), the Issuer shall procure the transfer of the Bonds relating to such Bondholders to the Securities Escrow Agent to be held pursuant to the terms of the Securities Escrow Agreement.

7.7
If a duly completed Alternative Settlement Instruction is not delivered to the Specified Office of the Issuer on or before the Alternative Settlement Instruction Cut-Off Date, then the Issuer shall procure the transfer of the Bonds relating to the relevant Bondholder to the Securities Escrow Agent to be held pursuant to the terms of the Securities Escrow Agreement.

7.8	An Alternative Settlement Instruction, once delivered, shall be irrevocable and may not be withdrawn without the consent in writing of the Issuer.

7.9
Failure to properly complete and deliver an Alternative Settlement Instruction may result in such Alternative Settlement Instruction being treated as null and void. Any determination as to whether any Alternative Settlement Instruction has been properly completed and delivered as provided in this Condition 7 shall be made by the Issuer acting reasonably and in good faith and shall, in the absence of manifest error, be conclusive and binding on the relevant Bondholder(s).

7.10
The Issuer may, if the Board of Directors considers it necessary, acting reasonably, in order to ensure the eligibility of the Bonds in the Clearing Systems, exchange the Bonds for Alternative Settlement Bonds and shall be entitled to and shall enter into any agreements, deeds or documents as the Board of Directors considers necessary in order to issue the Alternative Settlement Bonds in exchange for the Bonds.

8.	Cancellation

8.1
All Bonds which are either (1) subject to conversion, in respect of which a Conversion Notice has been effected, (2) purchased by the Issuer, or (3) confirmed by the Issuer to the Trustee in writing as being Excess Bonds (as defined in Condition 8.5 below), will be surrendered for cancellation and, if so surrendered, may not be reissued or resold and shall be cancelled.

8.2
The Issuer may elect not to cancel Excess Bonds but to transfer all or part of any Excess Bonds to Bondholders (including any Bondholder whose Disputed Claim or Contingent Claim resulted in the existence of those Excess Bonds) pro rata to their holding of Bonds as at the date of such transfer. Any transfer of Excess Bonds to the Bondholders shall be for nil consideration and shall be effected subject to and in accordance with the provisions of Condition 3 and the Transfer Regulations. Notwithstanding the forgoing provisions of this Condition 8.2, any remaining Excess Bonds not transferred pursuant to this Condition 8.2, must be surrendered for cancellation prior to a Mandatory Issuer Conversion pursuant to Condition 6.2.

8.3
For so long as the Bonds are represented by a Registered Global Certificate that is held in a Clearing System, any surrender and / or cancellation shall be effected by the Clearing Systems reflecting the effect of such cancellation in their records. For so long as the Bonds are represented by a Registered Global Certificate which is held by the Bond Custodian and not in a Clearing System,  any surrender and/or cancellation shall be effected by the Registrar reflecting the effect of such cancellation in the Register and/or its records.

8.4	Excess Bonds

On the Issue Date, the Issuer will issue and transfer into the Securities Escrow Account and record in the 113 Claims Reserve, Bonds representing the expected entitlement (in respect of Bonds) of holders of Disputed Claims and Contingent Claims. Upon resolution of the Claim of the holder of a Disputed Claim or a Contingent Claim and determination that such holder is a Composition Creditor in respect of its resolved Claim, the Issuer shall instruct the Securities Escrow Agent to transfer Settlement Bonds to the holder of the Disputed Claim or Contingent Claim, as applicable, in the aggregate principal amount determined in accordance with Condition 8.5(b).

8.5	For the purpose of the Conditions,

(a)
“Disputed Bonds” means,  with respect to a Disputed Claim or Contingent Claim, the Bonds issued and transferred into the Securities Escrow Account and recorded in the 113 Claims Reserve on the Issue Date in respect of that Disputed Claim or Contingent Claim.

(b)
“Settlement Bonds” means, with respect to a Disputed Claim or a Contingent Claim, the Disputed Bonds representing the entitlement to Bonds of a Composition Creditor in respect of that Disputed Claim or Contingent Claim in circumstances where that Claim has been finally accepted by the Issuer, pursuant to a court order or a settlement agreement, as a Composition Claim. The aggregate principal amount of Disputed Bonds to be transferred from the Securities Escrow Account to the holder of the accepted Composition Claim shall equal the result of (i) the amount finally determined to be the entitlement of that Composition Creditor to Bonds issued pursuant to the Composition minus (ii) any redemptions of principal of the Bonds effected pursuant to Condition 9 in the period from the Issue Date to the date of such transfer, such that the holder of the accepted Composition Claim shall receive cash in the amount allocable to principal redemptions on the transferred Disputed Bonds made before the transfer of the Disputed Bonds to the holder of the Composition Claim.

(c)
“Excess Bonds” means, (i) with respect to a Disputed Claim or a Contingent Claim which, in each case, has been finally recognised as a Composition Claim (pursuant to a court order or settlement agreement), Disputed Bonds remaining in the Securities Escrow Account immediately after the transfer to the holder of that Composition Claim of Settlement Bonds in respect thereof, which remaining Disputed Bonds represent the amount by which the principal amount outstanding of the Disputed Bonds allocated to that Disputed Claim or Contingent Claim as at the transfer date of the Settlement Bonds (as reduced by redemptions of principal since the Issue Date) exceeds the principal amount of the Settlement Bonds as at the date of their transfer to the holder of that Composition Claim, or (ii) with respect to a Disputed Claim which is not finally recognised in any amount as a Disputed Claim, or to a Contingent Claim, the contingency in respect of which does not occur in any respect within the relevant time period, all Disputed Bonds issued and transferred to the Securities Escrow Account in respect of that Disputed Claim or Contingent Claim.

(d)	For the avoidance of doubt, any determination of Excess Bonds in relation to a Disputed Claim shall be rounded down to the nearest €1.

9.	Payments and Redemption

9.1	Payment of Principal

(a)
On each Payment Date prior to the Final Maturity Date (or earlier redemption of the Bonds in accordance with Condition 6) and on the Final Maturity Date, the Issuer shall make repayments of principal to the Bondholders in aggregate amount equal to the Euro Equivalent Available Cash determined in respect of that Payment Date, provided that each such aggregate payment of principal shall not be less than €10,000,000 (the “Distribution Threshold”). Each repayment of principal shall be made to the Bondholders pro rata and in immediately available, freely transferable funds,  shall constitute a partial redemption of the Bonds equal to the value of such amount repaid and shall reduce the aggregate principal amount outstanding of the Bonds (and the principal amount outstanding of each Bond) accordingly.

(b)
On the First Notification Date preceding each Payment Date on which the Issuer is required to make a redemption of the Bonds pursuant to this Condition 9.1 and on the Final Maturity Date if a redemption in cash is then to be made, the Issuer shall notify the Bondholders of its estimate of the Euro Equivalent Available Cash (if any) which will be applied in partial redemption of the Bonds on that Payment Date or the Final Maturity Date in accordance with Condition 9.1, together with:

(i)	an estimated breakdown of the currencies included in the calculation of the estimated Euro Equivalent Available Cash for that Payment Date; and

(ii)	the assets from which the Euro Equivalent Available Cash will derive,

by posting that information on the Bondholder Website.

(c)
A final notice containing the following details shall be posted by the Issuer to the Bondholder Website as soon as reasonably practicable prior to the relevant Payment Date but in any event no later than two (2) Business Days prior to the relevant Payment Date:

(i)	the final amount of Euro Equivalent Available Cash to be applied on the Payment Date;

(ii)
a breakdown of the currencies included in the calculation of the Euro Equivalent Available Cash for that Payment Date and, if not originally denominated in Euro but which have already been converted into Euro, the applicable exchange rate;

(iii)	the assets from which the Euro Equivalent Available Cash will derive; and

(iv)	the aggregate principal amount of the Bonds which will be outstanding immediately following that Payment Date.

(d)
Notwithstanding the foregoing, to the extent that the Euro Equivalent Available Cash, as determined on a Determination Date in respect of a Payment Date, is lower than the Distribution Threshold, the Issuer may determine, in its sole discretion (a) to make a payment of principal at par on the corresponding Payment Date that is less than the Distribution Threshold, or (b) not to make a payment of principal to the Bondholders on the corresponding Payment Date and to postpone such payment of principal until the next following Payment Date. If the Euro Equivalent Available Cash on the next Determination Date in respect of the following Payment Date is less than the Distribution Threshold, the Issuer may postpone the payment of principal again or make a payment of principal at par that is less than the Distribution Threshold. Such process of deferral shall repeat until either: (a) the Issuer is required to make a payment of principal as a result of the Euro Equivalent Available Cash on the relevant Payment Date being above the Distribution Threshold, (b) the Issuer elects to make a payment of principal at par that is less than the Distribution Threshold, or (c) the Final Maturity Date is reached.

(e)
The Euro Equivalent Available Cash determined in respect of the Final Maturity Date, shall be paid to the Bondholders in the form of principal, notwithstanding that the amount of the Euro Equivalent Available Cash may be less than the Distribution Threshold; provided, however, that such payment shall not exceed the principal amount outstanding on the day prior to the Final Maturity Date.

9.2	Unscheduled Payments

(a)
The Issuer may, at its own discretion and upon giving not more than thirty (30) and not less than twenty (20) calendar days' prior notice in writing in accordance with Condition 16 (each an "Unscheduled Payment Notice"), specify a day, which must be a Business Day but not a Payment Date (each an “Unscheduled Payment Date”) on which the Issuer shall make an unscheduled payment in respect of the Bonds (an “Unscheduled Payment”). An Unscheduled Payment may only be made if:

(i)	the amount of any such Unscheduled Payment can be paid out of Available Cash;

(ii)
the amount of any such Unscheduled Payment (which may be any amount, including any amount that is less than the Distribution Threshold) is determined by the Issuer on the day falling twelve (12) Business Days prior to the applicable Unscheduled Payment Date (for the purpose of this Condition 9.2, such day being the “Determination Date”) and such amount shall be notified to the Bondholders in accordance with condition 9.2(a)(iii) below; and

(iii)
the Issuer shall satisfy the requirements of Conditions 9.1(b) and 9.1(c) with respect to such payment, assuming that references therein to each Payment Date, shall be interpreted as meaning references to each Unscheduled Payment Date.

(b)	The total principal amount of each Bond shall be reduced by the amount of principal paid on that Bond on each Unscheduled Payment Date.

(c)	An Unscheduled Payment Notice, once notified to the Bondholders in accordance with these Conditions, shall be irrevocable.

9.3	Record Date

(a)	Payments of principal payable in respect of the Bonds in accordance with Conditions 9.1 and 9.2 will be made to the persons shown in the Register at the close of business on the Record Date.

(b)	“Record Date” means the seventh (7th) Business Day, in the place of the specified office of the Issuer, before the due date for the relevant payment.

9.4	Payments

Each payment in respect of the Bonds pursuant to Conditions 9.1 and 9.2 will be made in Euros by transfer to a Euro account maintained by the payee, details of which appear on the Register at the close of business on the Record Date or by Euro cheque drawn on a designated bank mailed to the address of the Bondholder on file with the Registrar if the relevant Bondholder’s account details are not held by the Registrar at the relevant time, or as otherwise permitted or provided for in the Agency Agreement.

9.5	Payments subject to fiscal laws

All payments in respect of the Bonds are subject in all cases to any applicable fiscal or other laws and regulations, but without prejudice to Condition 9. No commissions or expenses shall be charged to Bondholders in respect of such payments.

9.6	Delay in payment

Bondholders will not be entitled to any interest or other payment for any delay after the due date in receiving the amount due as a result of the due date not being a Business Day.

9.7	No charges

The Issuer shall not make or impose on a Bondholder any charge or commission in relation to any payment, exchange, transfer or conversion in respect of the Bonds.

9.8	Fractions

When making payments to Bondholders, if the relevant payment is not of an amount which is a whole multiple of the smallest unit of the relevant currency in which such payment is to be made, such payment will be rounded down to the nearest unit.

10.	Taxation

10.1	Withholding

If any amount is required to be deducted or withheld from any payment to any Bondholder, such amount shall reduce the amount otherwise distributable to such Bondholder. Each of the Issuer, the Principal Paying, Transfer and Conversion Agent and the Bond Custodian is authorised to withhold or deduct from amounts otherwise distributable to any Bondholder, sufficient funds for the payment of any tax that is legally required to be withheld or deducted by it (but such authorisation shall not prevent (or obligate) the Principal Paying, Transfer and Conversion Agent or the Bond Custodian from contesting any such tax in appropriate proceedings and legally withholding payment of such tax, pending the outcome of such proceedings).  The amount of any withholding tax imposed with respect to any Bondholder shall be treated as principal paid to such Bondholder pursuant to Conditions 9.1 or 9.2 at the time it is deducted or withheld by the Issuer, the Principal Paying, Transfer and Conversion Agent or the Bond Custodian, as applicable and remitted to the appropriate taxing authority.

10.2	No Gross Up

None of the Issuer, the Principal Payment, Transfer and Conversion Agent and the Bond Custodian shall be obligated to pay any additional amounts to the Bondholders or the holders of beneficial interests in the Bonds as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges.

11.	Events of Default

Upon the occurrence of any of the following events, the Trustee (acting at the direction of the U.S. Trustee), in accordance with and subject to the provisions of the Trust Deed, may and shall if so requested in writing by the holders of at least twenty five (25) per cent, in principal amount of the Bonds then outstanding or shall have been so directed by an Extraordinary Resolution of the Bondholders, give notice in writing to the Issuer that the Bonds are, and they shall accordingly thereby immediately become, due and repayable at their principal amount, if any of the following events (each an “Event of Default”) shall have occurred and be continuing:

(a)	Failure to Pay or Deliver

the Issuer either (i) fails to make a payment of principal on any Payment Date, to the extent that the Euro Equivalent Available Cash exceeds the Distribution Threshold on the corresponding Determination Date and such failure continues for a period of thirty (30) calendar days, or (ii) fails to deliver Class A Shares by the date falling thirty (30) calendar days after the relevant Conversion Date; or

(b)	Breach of Obligations

the Issuer does not perform or comply, in any material respect, with any one or more of its other obligations under the Bonds, which default is incapable of remedy or, if capable of remedy, is not remedied within sixty (60) calendar days after the Issuer shall have received written notice of such default by the Trustee, U.S. Trustee or by one or more Bondholders; or

(c)	Insolvency

the Issuer (a) is generally not paying, or admits or declares its inability to pay, its debts as they become due whether such admission or declaration stems from the Issuer or the Financial Supervisory Authority of Iceland (Icelandic: Fjármálaeftirlitið) or any other such regulator where the Issuer operates, (b) files, or consents by answer or otherwise to the filing against it, of a petition for relief or reorganisation or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganisation, moratorium or other similar law of any jurisdiction, (c) makes an assignment for the benefit of its creditors, (d) is subjected or consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property (e) is adjudicated as insolvent or to be liquidated, (f) takes corporate action for the purpose of any of the foregoing, or (g) becomes subject to winding-up procedures, or any analogous procedure or step is taken in any jurisdiction; or

(d)	Winding-up and Cessation of Business etc.

an order is made or a resolution is passed for the winding-up or dissolution of the Issuer, or an administrator or a liquidator or other similar person is appointed in respect of the Issuer or any of its respective material assets, or the Issuer has passed a special resolution to have itself wound up or has made an announcement or issued a notice to that effect, or the Issuer ceases or publicly announces an intention to cease to carry on all or substantially all of its business or operations; or

(e)	Unlawfulness

it is or will become unlawful for the Issuer to perform or comply with any of its obligations under the Bonds.

12.	Enforcement

At any time after the Bonds have become due and repayable in accordance with Condition 11, the U.S. Trustee or the Trustee at the direction of the U.S. Trustee may, in accordance with and subject to the provisions of the Trust Deed, issue such proceedings against the Issuer as it may think fit to enforce the terms of the Bonds and the Trust Deed, but it will not be bound to issue any such proceedings unless (i) it shall have been so requested in writing by the holders of at least twenty five (25) per cent, in principal amount of the Bonds then outstanding or shall have been so directed by an Extraordinary Resolution of the Bondholders, and (ii) it shall have been indemnified and/ or prefunded and/or provided with security to its satisfaction. Nothing in this Condition 12 shall prevent any Bondholder from proceeding directly against the Issuer.

13.	Prescription

Claims against the Issuer for payment in respect of the Bonds shall be prescribed and become void unless made within ten (10) years (in the case of payment of principal) from the appropriate Relevant Date in respect of such payment and thereafter any payments of principal or other amounts payable in respect of such Bonds shall be forfeited and revert to the Issuer.

Claims in respect of any other amounts payable in respect of the Bonds shall be prescribed and become void unless made within ten (10) years following the due date for payment thereof.

14.	Replacement of Bonds

If any Bond is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Registrar subject to all applicable laws, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence and indemnity as the Registrar may reasonably require. Mutilated or defaced Bonds must be surrendered before replacements will be issued.

15.	Meetings of Bondholders

Meetings of Bondholders will be regulated in accordance with Annex 1 to these Conditions.

16.	Notices

All notices regarding the Bonds (including any Conversion Notice or Clearing Notice) will be valid if sent to the Trustee, the U.S. Trustee and to each Bondholder at the address of the relevant Bondholder as specified in the Register or if published on the Bondholder Website. Any such notice shall be deemed to have been delivered on the date of such publication, or if published more than once or on different dates, on the first date on which publication is made.

17.	Bondholder rights

Nothing in these Conditions shall be construed as limiting the rights of individual Bondholders pursuant to the terms of the Composition.

18.	Contracts (Rights of Third Parties) Act

No person shall have any right to enforce any term or condition of the Bonds under the Contracts (Rights of Third Parties) Act 1999 but this does not affect any right or remedy of any person which exists or is available apart from that Act.

19.	Governing Law and Jurisdiction

19.1	Governing law

The Bonds and any non-contractual obligations arising out of or in connection therewith (except for Condition 6 and any non-contractual obligations arising out of or in connection therewith, which is governed by, and shall be construed in accordance with, Icelandic law) are governed by, and shall be construed in accordance with, English law to the extent there is no conflict with the U.S. Trust Indenture Act of 1939 (the “TIA”) or the laws of the state of New York, as applicable.  If there is such a conflict, the laws of the State of New York shall apply in respect of the relevant provision.

19.2	Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with the Bonds (including any dispute relating to any non-contractual obligations arising out of or in connection with therewith) and accordingly any legal action or proceedings arising out of or in connection with the Bonds (including any dispute relating to any non-contractual obligations arising out of or in connection therewith) (“Proceedings”) may be brought in such courts; provided that, the Issuer, for the benefit of the U.S. Trustee and Bondholders, hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in the State and City of New York, County and Borough of Manhattan, and any appellate court from any thereof, in any Proceedings or disputes involving (i) the U.S. Trustee’s actions, rights, duties and obligations under the Trust Deed, (ii) the Trustee’s actions, rights, duties and obligations under the Trust Deed, to the extent that, with respect to such actions, rights, duties and obligations, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable, or (iii) the enforcement of any rights of Bondholders to the extent that, with respect to such rights, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are made for the benefit of each of the Bondholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

19.3	Agent for Service of Process

The Issuer hereby irrevocably appoints MoFo Notices Limited at its registered office for the time being, currently at CityPoint, One Ropemaker Street, London, EC2Y 9AW, United Kingdom, as its agent in England to receive service of process in any Proceedings in England. Nothing herein shall affect the right to serve process in any other manner permitted by law.

ANNEX 1

MEETINGS OF BONDHOLDERS

For the purposes of calculating a period of clear days, no account shall be taken of the day on which a period commences or the day on which a period ends.

A.           EVIDENCE OF ENTITLEMENT TO ATTEND AND VOTE

1.	The following persons (each an “Eligible Person”) are entitled to attend and vote at a meeting of the holders of the Bonds:

(a)	any person listed on the Register or who is shown in the records of a relevant Clearing System as a holder of Bonds; and

(b)	a proxy or representative of a Bondholder appointed in accordance with these Conditions.

2.
Any Bondholder shall be permitted to appoint a proxy to represent him at any Bondholders’ meeting held in accordance with the Conditions. A proxy need not be a Bondholder and need not be a member of the Issuer. Any Bondholder wishing to appoint a proxy must deliver to the specified office of the Issuer a notice in writing signed by the Bondholder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation stating that the Bondholder desires to appoint a proxy to represent the Bondholder at the meeting. The notice shall state the name of the proxy and the notice will only be valid if delivered to the Issuer prior to the time appointed for the commencement of the meeting.

3.
A holder of a Bond which is a corporation may, by delivering to the Issuer not later than the time fixed for any meeting, a resolution of its directors or other governing body in English, authorising any person to act as its representative (a “representative”) in connection with any meeting or proposed meeting of Bondholders.

4.
A validly appointed proxy or representative shall, so long as their appointment remains in force, have the right to vote on a resolution or act on behalf of the Bondholder in connection with any meeting or proposed meeting and shall for all purposes in connection with the meeting or adjourned meeting be deemed to be the holder of the Bonds to which they have been appointed proxy or representative, as the case may be.

B.           CONVENING OF MEETINGS, QUORUM, ADJOURNED MEETINGS

1.
The Issuer may at any time and, if required in writing by Bondholders holding not less than ten (10) per cent, in principal amount of the Bonds for the time being outstanding, shall convene a meeting of the Bondholders and if the Issuer fails for a period of seven (7) days to convene the meeting, the meeting may be convened by the relevant Bondholders. Whenever the Issuer is about to convene any meeting it shall immediately give notice in writing to the Bondholders of the day, time and place of the meeting and of the nature of the business to be transacted at the meeting. Every meeting shall be held at a time and place specified in the relevant notice.

2.
At least twenty one (21) clear days' notice specifying the place, day and hour of the meeting shall be given to the Bondholders in the manner provided in these Conditions. The notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting and, in the case of an Extraordinary Resolution only, shall specify the terms of the Extraordinary Resolution to be proposed.  A copy of the notice shall be sent by post to the Issuer (unless the meeting is convened by the Issuer).

3.
The person (who may but need not be a Bondholder) nominated in writing by the Issuer shall be entitled to take the chair at each meeting but if no nomination is made or if at any meeting the person nominated is not present within fifteen (15) minutes after the time appointed for holding the meeting, the Bondholders present shall choose one of their number to be Chairman, failing which, the Issuer may appoint a Chairman (the “Chairman”). The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

4.
At any meeting one or more Eligible Persons present and holding or representing in the aggregate not less than five (5) per cent, in principal amount of the Bonds for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the required quorum is present at the commencement of business. The quorum at any meeting for passing an Extraordinary Resolution (subject as provided below) shall be one or more Eligible Persons present and holding or representing in the aggregate a clear majority in principal amount of the Bonds for the time being outstanding.

5.
If within fifteen (15) minutes (or such longer period not exceeding thirty (30) minutes as the Chairman may decide) after the time appointed for any meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall be adjourned to the same day in the next week (or if that day is a public holiday the next following Business Day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall be adjourned for a period being not less than fourteen (14) clear days nor more than forty two (42) clear days and at a place appointed by the Chairman). If within fifteen (15) minutes (or a longer period not exceeding thirty (30) minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either dissolve the meeting or adjourn it for a period, being not less than fourteen (14) clear days (but without any maximum number of clear days) and to a place as may be appointed by the Chairman (either at or after the adjourned meeting), and the provisions of this sentence shall apply to all further adjourned meetings.

6.
At any adjourned meeting, one or more Eligible Persons present (whatever the principal amount of the Bonds so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the required quorum been present.

7.
Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph B2 (above) and the notice shall state the relevant quorum. Subject to this, it shall not be necessary to give any notice of an adjourned meeting.

C.           CONDUCT OF BUSINESS AT MEETINGS

1.
Every question submitted to a meeting shall be decided in the first instance by a show of hands and in the case of an equality of votes, the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as an Eligible Person.

2.
At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or the Issuer or by any Eligible Person present  (whatever the principal amount of the Bonds held by him), a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

3.
Subject to paragraph 5 (below), if at any meeting a poll is demanded, it shall be taken in the manner and, subject as provided below, either at once or after an adjournment as the Chairman may direct and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

4.
The Chairman may, with the consent of (and shall if directed by) any meeting, adjourn the meeting from time to time and from place to place. No business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

5.	Any poll demanded at any meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

6.
Any director or officer of the Issuer and its lawyers and financial advisers may attend and speak at any meeting. Subject to this, but without prejudice to the proviso to the definition of outstanding in the Conditions, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Bondholders or join with others in requiring the convening of a meeting unless he is an Eligible Person. No person shall be entitled to vote at any meeting in respect of Bonds held by, for the benefit of, or on behalf of the Issuer. Nothing contained in this paragraph shall prevent any of the proxies from being a director, officer or representative of or otherwise connected with the Issuer.

7.	Subject as provided in paragraph 6, at any meeting:

(a)	on a show of hands every Eligible Person present shall have one vote; and

(b)	on a poll every Eligible Person present shall have a vote in respect of each dollar principal amount of the Bonds held by it or for which it is a proxy or representative.

Without prejudice to the obligations of the proxies, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

8.	Proxies need not be Bondholders.

9.
A meeting of the Bondholders shall have the following powers exercisable only by Extraordinary Resolution, subject to the quorum provisions contained in paragraphs B4 and B6 above and the enhanced modification requirements contained in paragraph C12 below, namely:

(a)
power to agree to any modification of the provisions contained in these Conditions or the Bonds which is proposed by the Issuer, provided that any such modification must apply equally to every outstanding Bond;

(b)	power to give any authority, approval or direction which under the provisions of this Annex, the Bonds or the Trust Deed is required to be given by Extraordinary Resolution; and

(c)
power to appoint any persons (whether Bondholders or not) as a committee or committees to represent the interests of the Bondholders and to confer upon any committee or committees any powers or discretions which the Bondholders could themselves exercise by Extraordinary Resolution;

10.
Any resolution passed at a meeting of the Bondholders duly convened and held in accordance with the provisions of this Annex shall be binding upon all the Bondholders whether present or not present at the meeting and whether or not voting and each of them shall be bound to give effect to the resolution accordingly and the passing of any resolution shall be conclusive evidence that the circumstances justify its passing. Notice of the result of voting on any resolution duly considered by the Bondholders shall be published in accordance with these Conditions by the Issuer within fourteen (14) clear days of the result being known provided that non-publication shall not invalidate the resolution.

11.
The expression “Extraordinary Resolution” when used in this Annex means (a) a resolution passed at a meeting of the Bondholders duly convened and held in accordance with the provisions of these Conditions by a majority consisting of not less than sixty six and two thirds (66 2/3) per cent, of the Eligible Persons voting on the resolution upon a show of hands or, if a poll was duly demanded, by a majority consisting of not less than sixty six and two thirds (66 2/3) per cent, of the votes given on the poll or (b) a resolution in writing signed by or on behalf of the holders of not less than sixty six and two thirds (66 2/3) per cent, in principal amount of the Bonds for the time being outstanding, which resolution in writing may be contained in one document or in several documents in similar form each signed by or on behalf of one or more of the Bondholders.

12.
Notwithstanding any other provision of this Annex, no modification or amendment to the Trust Deed or the Conditions which results in effecting any of the following may be made without the consent of each Bondholder in respect of all outstanding Bonds at the applicable time:

(a)	changing the Final Maturity Date; or

(b)	amending or cancelling the principal amount of the Bonds; or

(c)	modification of the basis for calculating the amount of principal payable in respect of the Bonds; or

(d)	modification of the provisions relating to Events of Default or enforcement; or

(e)	amending any of the provisions relating to conversion pursuant to Condition 6; or

(f)	changing the currency of Bonds or any payment in respect of the Bonds; or

(g)	amending any Bondholder rights pursuant to Condition 18; or

(h)	modification of the provisions concerning the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution; or

(i)	alteration of this paragraph C12.

13.
Minutes of all resolutions and proceedings at every meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Issuer and any minutes signed by the Chairman of the meeting at which any resolution was passed or proceedings had shall be conclusive evidence of the matters contained in them and, until the contrary is proved, every meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had at the meeting to have been duly passed or had.

Schedule 2
[Form of U.S. Global Certificate]

FORM OF U.S. GLOBAL CERTIFICATE

LBI ehf.

U.S. GLOBAL CERTIFICATE REPRESENTING
€[__] CONVERTIBLE BONDS DUE 2035

THIS BOND HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY OTHER SECURITIES LAWS.  THE HOLDER HEREOF, IF AN AFFILIATE (AS DEFINED UNDER THE U.S. SECURITIES ACT) OF THE ISSUER, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS BOND MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (3) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE U.S. SECURITIES ACT ACQUIRING THE BONDS FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF SUCH ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 UNDER THE U.S. SECURITIES ACT (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION.  THE HOLDER HEREOF, IF AN AFFILIATE OF THE ISSUER REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS BOND FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

This Bond is a “U.S. Global Certificate” in respect of a duly authorised issue of bonds as specified in the title (the “Bonds”) of LBI ehf. (the “Issuer”) and is constituted pursuant to a trust deed (as amended or supplemented from time to time) between the Issuer, Wilmington Trust (London) Limited (the “Trustee”) and Wilmington Trust, National Association (the “U.S. Trustee”) dated [_____] 2016 (the “Trust Deed”). The Bonds are subject to and have the benefit of that Trust Deed and the terms and conditions (the “Conditions”) set out on the reverse hereof.

This U.S. Global Certificate certifies that Embassy & Co., as nominee for U.S. Bank National Association (the “Registered Holder”) is, at the date hereof, entered in the Register (as defined in Condition 3.1) as the holder(s) of Bonds in the principal amount of [€[_____]].

The Bonds represented by this certificate are convertible into newly-issued Class A ordinary shares in the Issuer subject to and in accordance with the Conditions and the Trust Deed.

This U.S. Global Certificate is evidence of entitlement only. Title to registered Bonds passes only on due registration in the Register and only the duly Registered Holder is entitled to payments in respect of this Bond. The Bonds are only transferable by registration to the extent permitted by Condition 3 (Registration and Transfer of Bonds).

Promise to pay

The Issuer, for value received, promises to pay to the Registered Holder(s) of the Bonds represented by this U.S. Global Certificate, such payments of principal as may be payable in accordance with the Conditions attached to this U.S. Global Certificate.

Exchange for Definitive Certificates

Interests in this U.S. Global Certificate will be exchangeable (free of charge), in whole but not in part, for Definitive Certificates only upon the occurrence of an “Exchange Event.” For these purposes, Exchange Event means (i) an Event of Default has occurred and is continuing or (ii) if such Bonds are held for the account of a Clearing System and if the Issuer has been notified that such Clearing System has been closed for business for a continuous period of 14 calendar days (other than by reason of holiday, statutory or otherwise).

Authentication

This U.S. Global Certificate shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of this U.S. Global Certificate under the Contracts (Right of Third Parties) Act 1999 but this does not affect any right or remedy of any person which exists or is available apart from that Act.

Governing Law

This U.S. Global Certificate and any non-contractual obligations arising out of, or in connection with it (except for Condition 6 of the Conditions and any non-contractual obligations arising out of or in connection therewith, which is governed by, and shall be construed in accordance with, Icelandic law), shall be governed by, and construed in accordance with, English law, to the extent there is no conflict with the TIA or the laws of the State of New York, as applicable. If there is such a conflict, the laws of the State of New York shall apply in respect of the relevant provision.

Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this U.S. Global Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection therewith) and accordingly any legal action or proceedings arising out of or in connection with the U.S. Global Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection therewith) (“Proceedings”) may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are made for the benefit of each holder of the U.S. Global Certificate and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

Notwithstanding anything above to contrary, the Issuer, for the benefit of the U.S. Trustee and Bondholders, hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in the State and City of New York, County and Borough of Manhattan, and any appellate court from any thereof, in any Proceedings or disputes involving (i) the U.S. Trustee’s actions, rights, duties and obligations under the Trust Deed, (ii) the Trustee’s actions, rights, duties and obligations under this Trust Deed, to the extent that, with respect to such actions, rights, duties and obligations, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable, or (iii) the enforcement of any rights of Bondholders to the extent that, with respect to such rights, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable.

Terms defined in the Trust Deed shall have the same meanings where used herein.

[Signature page overleaf]

In witness whereof, the Issuer has caused this U.S. Global Certificate to be signed on its behalf.

LBI ehf.

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

CERTIFICATE OF AUTHENTICATION

This U.S. Global Certificate is authenticated without recourse, warranty or liability by or on behalf of the Registrar.

[INSERT NAME OF REGISTRAR]
as Registrar

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

Authorised Signatory (for the purpose of authentication only)

Schedule 3
[Form of Non-U.S. Global Certificate]

FORM OF NON-U.S. GLOBAL CERTIFICATE

LBI ehf.

NON-U.S. GLOBAL CERTIFICATE REPRESENTING
€[__] CONVERTIBLE BONDS DUE 2035

THE BONDS EVIDENCED HEREBY (THE “BONDS”) HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING THE BONDS OR ANY BENEFICIAL INTEREST THEREIN, AGREES FOR THE BENEFIT OF LBI EHF. THAT THE BONDS MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON, UNLESS SUCH BONDS ARE REGISTERED UNDER THE U.S. SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.

This Bond is a “Non-U.S. Global Certificate” in respect of a duly authorised issue of bonds as specified in the title (the “Bonds”) of LBI ehf. (the “Issuer”) and is constituted pursuant to a trust deed (as amended or supplemented from time to time) between the Issuer, Wilmington Trust (London) Limited (the “Trustee”) and Wilmington Trust, National Association (the “U.S. Trustee”) dated [_____] 2016 (the “Trust Deed”). The Bonds are subject to and have the benefit of that Trust Deed and the terms and conditions (the “Conditions”) set out on the reverse hereof.

This Non-U.S. Global Certificate certifies that Embassy & Co., as nominee for U.S. Bank National Association (the “Registered Holder”) is, at the date hereof, entered in the Register (as defined in Condition 3.1) as the holder(s) of Bonds in the principal amount of [€[_____]].

The Bonds represented by this certificate are convertible into newly-issued Class A ordinary shares in the Issuer subject to and in accordance with the Conditions and the Trust Deed.

This Non-U.S. Global Certificate is evidence of entitlement only. Title to registered Bonds passes only on due registration in the Register and only the duly Registered Holder is entitled to payments in respect of this Bond. The Bonds are only transferable by registration to the extent permitted by Condition 3 (Registration and Transfer of Bonds).

Promise to pay

The Issuer, for value received, promises to pay to the Registered Holder(s) of the Bonds represented by this Non-U.S. Global Certificate, such payments of principal as may be payable in accordance with the Conditions attached to this Non-U.S. Global Certificate.

Exchange for Definitive Certificates

Interests in this Non-U.S. Global Certificate will be exchangeable (free of charge), in whole but not in part, for Definitive Certificates only upon the occurrence of an “Exchange Event.” For these purposes, Exchange Event means (i) an Event of Default has occurred and is continuing or (ii) if such Bonds are held for the account of a Clearing System and if the Issuer has been notified that such Clearing System has been closed for business for a continuous period of 14 calendar days (other than by reason of holiday, statutory or otherwise).

Authentication

This Non-U.S. Global Certificate shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of this Non-U.S. Global Certificate under the Contracts (Right of Third Parties) Act 1999 but this does not affect any right or remedy of any person which exists or is available apart from that Act.

Governing Law

This Non-U.S. Global Certificate and any non-contractual obligations arising out of, or in connection with it (except for Condition 6 of the Conditions and any non-contractual obligations arising out of or in connection therewith, which is governed by, and shall be construed in accordance with, Icelandic law), shall be governed by, and construed in accordance with, English law, to the extent there is no conflict with the TIA or the laws of the State of New York, as applicable. If there is such a conflict, the laws of the State of New York shall apply in respect of the relevant provision.

Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Non-U.S. Global Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection therewith) and accordingly any legal action or proceedings arising out of or in connection with the Non-U.S. Global Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection therewith) (“Proceedings”) may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are made for the benefit of each holder of the Non-U.S. Global Certificate and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

Notwithstanding anything above to contrary, the Issuer, for the benefit of the U.S. Trustee and Bondholders, hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in the State and City of New York, County and Borough of Manhattan, and any appellate court from any thereof, in any Proceedings or disputes involving (i) the U.S. Trustee’s actions, rights, duties and obligations under the Trust Deed, (ii) the Trustee’s actions, rights, duties and obligations under this Trust Deed, to the extent that, with respect to such actions, rights, duties and obligations, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable, or (iii) the enforcement of any rights of Bondholders to the extent that, with respect to such rights, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable.

Terms defined in the Trust Deed shall have the same meanings where used herein.

[Signature page overleaf]

In witness whereof, the Issuer has caused this Non-U.S. Global Certificate to be signed on its behalf.

LBI ehf.

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

CERTIFICATE OF AUTHENTICATION

This Non-U.S. Global Certificate is authenticated without recourse, warranty or liability by or on behalf of the Registrar.

[INSERT NAME OF REGISTRAR]
as Registrar

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

Authorised Signatory (for the purpose of authentication only)

Schedule 4
[Form of U.S. Definitive Certificate]

FORM OF U.S. DEFINITIVE CERTIFICATE

LBI ehf.

U.S. DEFINITIVE CERTIFICATE
€[ ] CONVERTIBLE BONDS DUE 2035

Principal Amount	CUSIP/CINS	Certificate Number
[ ]	[ ]	[ ]

THIS BOND HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY OTHER SECURITIES LAWS.  THE HOLDER HEREOF, IF AN AFFILIATE (AS DEFINED UNDER THE U.S. SECURITIES ACT) OF LBI EHF. (THE “ISSUER”), AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS BOND MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (3) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE U.S. SECURITIES ACT ACQUIRING THE BONDS FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF SUCH ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 UNDER THE U.S. SECURITIES ACT (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION.  THE HOLDER HEREOF, IF AN AFFILIATE OF THE ISSUER REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS BOND FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

This Bond is a “U.S. Definitive Certificate” in respect of a duly authorised issue of bonds as specified in the title (the “Bonds”) of LBI ehf. (the “Issuer”) and is constituted pursuant to a trust deed (as amended or supplemented from time to time) between the Issuer, Wilmington Trust (London) Limited (the “Trustee”) and Wilmington Trust, National Association (the “U.S. Trustee”) dated [_____] 2016 (the “Trust Deed”). The Bonds are subject to and have the benefit of that Trust Deed and the terms and conditions (the “Conditions”) set out on the reverse hereof.

This U.S. Definitive Certificate certifies that [_____] (the “Registered Holder”) is, at the date hereof, entered in the Register (as defined in Condition 3.1) as the holder(s) of [principal amount] Bonds.

The Bonds represented by this certificate are convertible into newly-issued Class A ordinary shares in the Issuer subject to and in accordance with the Conditions and the Trust Deed.

This U.S. Definitive Certificate is evidence of entitlement only. Title to registered Bonds passes only on due registration in the Register and only the duly Registered Holder is entitled to payments in respect of this Bond. The Bonds are only transferable by registration to the extent permitted by Condition 3 (Registration and Transfer of Bonds).

Promise to pay

The Issuer, for value received, promises to pay to the Registered Holder(s) of the Bonds represented by this U.S. Definitive Certificate, such payments of principal as may be payable in accordance with the Conditions attached to this U.S. Definitive Certificate.

Authentication

This U.S. Definitive Certificate shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of this U.S. Definitive Certificate under the Contracts (Right of Third Parties) Act 1999 but this does not affect any right or remedy of any person which exists or is available apart from that Act.

Governing Law

This U.S. Definitive Certificate and any non-contractual obligations arising out of, or in connection with it (except for Condition 6 of the Conditions and any non-contractual obligations arising out of or in connection therewith, which is governed by, and shall be construed in accordance with, Icelandic law), shall be governed by, and construed in accordance with, English law, to the extent there is no conflict with the TIA or the laws of the State of New York, as applicable. If there is such a conflict, the laws of the State of New York shall apply in respect of the relevant provision.

Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this U.S. Definitive Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection therewith) and accordingly any legal action or proceedings arising out of or in connection with the U.S. Definitive Certificate (including any dispute relating to any non- contractual obligations arising out of or in connection therewith) (“Proceedings”) may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are made for the benefit of each holder of the U.S. Definitive Certificate and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

Notwithstanding anything above to contrary, the Issuer, for the benefit of the U.S. Trustee and Bondholders, hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in the State and City of New York, County and Borough of Manhattan, and any appellate court from any thereof, in any Proceedings or disputes involving (i) the U.S. Trustee’s actions, rights, duties and obligations under the Trust Deed, (ii) the Trustee’s actions, rights, duties and obligations under this Trust Deed, to the extent that, with respect to such actions, rights, duties and obligations, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable, or (iii) the enforcement of any rights of Bondholders to the extent that, with respect to such rights, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable.

Terms defined in the Trust Deed shall have the same meanings where used herein.

[Signature page overleaf]

In witness whereof, the Issuer has caused this U.S. Definitive Certificate to be signed on its behalf.

LBI ehf.

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

CERTIFICATE OF AUTHENTICATION

This U.S. Definitive Certificate is authenticated without recourse, warranty or liability by or on behalf of the Registrar.

[INSERT NAME OF REGISTRAR]
as Registrar

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

Authorised Signatory (for the purpose of authentication only)

Schedule 5
[Form of Non-U.S. Definitive Certificate]

FORM OF NON-U.S. DEFINITIVE CERTIFICATE

LBI ehf.

NON-U.S. DEFINITIVE CERTIFICATE
€[ ] CONVERTIBLE BONDS DUE 2035

Principal Amount	ISIN/Common Code	Certificate Number
[ ]	[ ]	[ ]

THE BONDS EVIDENCED HEREBY (THE “BONDS”) HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING THE BONDS OR ANY BENEFICIAL INTEREST THEREIN, AGREES FOR THE BENEFIT OF LBI EHF. THAT THE BONDS MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON, UNLESS SUCH BONDS ARE REGISTERED UNDER THE U.S. SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.

This Bond is a “Non-U.S. Definitive Certificate” in respect of a duly authorised issue of bonds as specified in the title (the “Bonds”) of LBI ehf. (the “Issuer”) and is constituted pursuant to a trust deed (as amended or supplemented from time to time) between the Issuer, Wilmington Trust (London) Limited (the “Trustee”) and Wilmington Trust, National Association (the “U.S. Trustee”) dated [_____] 2016 (the “Trust Deed”). The Bonds are subject to and have the benefit of that Trust Deed and the terms and conditions (the “Conditions”) set out on the reverse hereof.

This Non-U.S. Definitive Certificate certifies that [_____] (the “Registered Holder”) is, at the date hereof, entered in the Register (as defined in Condition 3.1) as the holder(s) of [principal amount] Bonds.

The Bonds represented by this certificate are convertible into newly-issued Class A ordinary shares in the Issuer subject to and in accordance with the Conditions and the Trust Deed.

This Non-U.S. Definitive Certificate is evidence of entitlement only. Title to registered Bonds passes only on due registration in the Register and only the duly Registered Holder is entitled to payments in respect of this Bond. The Bonds are only transferable by registration to the extent permitted by Condition 3 (Registration and Transfer of Bonds).

Promise to pay

The Issuer, for value received, promises to pay to the Registered Holder(s) of the Bonds represented by this Non-U.S. Definitive Certificate, such payments of principal as may be payable in accordance with the Conditions attached to this Non-U.S. Definitive Certificate.

Authentication

This Non-U.S. Definitive Certificate shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of this Non-U.S. Definitive Certificate under the Contracts (Right of Third Parties) Act 1999 but this does not affect any right or remedy of any person which exists or is available apart from that Act.

Governing Law

This Non-U.S. Definitive Certificate and any non-contractual obligations arising out of, or in connection with it (except for Condition 6 of the Conditions and any non-contractual obligations arising out of or in connection therewith, which is governed by, and shall be construed in accordance with, Icelandic law), shall be governed by, and construed in accordance with, English law, to the extent there is no conflict with the TIA or the laws of the State of New York, as applicable. If there is such a conflict, the laws of the State of New York shall apply in respect of the relevant provision.

Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Non-U.S. Definitive Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection therewith) and accordingly any legal action or proceedings arising out of or in connection with the Non-U.S. Definitive Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection therewith) (“Proceedings”) may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are made for the benefit of each holder of the Non-U.S. Definitive Certificate and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

Notwithstanding anything above to contrary, the Issuer, for the benefit of the U.S. Trustee and Bondholders, hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in the State and City of New York, County and Borough of Manhattan, and any appellate court from any thereof, in any Proceedings or disputes involving (i) the U.S. Trustee’s actions, rights, duties and obligations under the Trust Deed, (ii) the Trustee’s actions, rights, duties and obligations under this Trust Deed, to the extent that, with respect to such actions, rights, duties and obligations, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable, or (iii) the enforcement of any rights of Bondholders to the extent that, with respect to such rights, there is a conflict between (A) English law and (B) the TIA or the laws of the State of New York, as applicable.

Terms defined in the Trust Deed shall have the same meanings where used herein.

[Signature page overleaf]

In witness whereof, the Issuer has caused this Non-U.S. Definitive Certificate to be signed on its behalf.

LBI ehf.

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

CERTIFICATE OF AUTHENTICATION

This Non-U.S. Definitive Certificate is authenticated without recourse, warranty or liability by or on behalf of the Registrar.

[INSERT NAME OF REGISTRAR]
as Registrar

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

Authorised Signatory (for the purpose of authentication only)